                                                                    EXHIBIT 10.1



                           SECOND AMENDED AND RESTATED

                                    AGREEMENT


                                     BETWEEN


                           PHILIP MORRIS INCORPORATED


                                       AND


                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.


                                       FOR


                                FINE PAPER SUPPLY









                             EFFECTIVE JULY 1, 2000



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

I.           Definitions..........................................................................................3

             A.       Affiliate...................................................................................3
             B.       Annual Forecast.............................................................................3
             C.       Auditor.....................................................................................3
             D.       Base Sheet Attributes.......................................................................3
             E.       Bobbin......................................................................................3
             F.       Buyer.......................................................................................3
             G.       Buyer's Direct Purchase Requirements........................................................3
             H.       Buyer's Indirect Purchase Requirements......................................................4
             I.       Category....................................................................................4
             J.       Cigarette...................................................................................4
             K.       Cigarette Paper.............................................................................4
             L.       Composition List............................................................................4
             M.       Contractor..................................................................................4
             N.       Delivering Carrier..........................................................................4
             O.       Direct Purchases............................................................................4
             P.       Dispute.....................................................................................4
             Q.       Effective Date..............................................................................5
             R.       Event of Default............................................................................5
             S.       Existing Products...........................................................................5
             T.       Excluded Quantities.........................................................................5
             U.       Fast Flow Orders............................................................................5
             V.       Fine Papers.................................................................................5
             W.       Firm Orders.................................................................................5
             X.       Force Majeure...............................................................................5
             Y.       First Restatement...........................................................................5
             Z.       Grade.......................................................................................6
             AA.      Group.......................................................................................6
             AB.      Guaranteed Sales Period.....................................................................6
             AC.      Implementation Agreement....................................................................6
             AD.      Index.......................................................................................7
             AE.      Indirect Purchases..........................................................................7
             AF.      Initial Term................................................................................7
             AG.      Invoice Price...............................................................................7
             AH.      Law.........................................................................................7
             AI.      New Product.................................................................................7
             AJ.      Order.......................................................................................7
             AK.      Original Fine Papers Supply Agreement.......................................................7
             AL.      Phaseout Period.............................................................................8
             AM.      Plants......................................................................................8
             AN.      Plug Wrap...................................................................................8
             AO.      Prior Year..................................................................................8
             AP.      Prior Year's Purchases......................................................................8
             AQ.      Product or Manufacturing Advance............................................................9
             AR.      Records....................................................................................10
             AS.      Renewal Term...............................................................................10
             AT.      Seller.....................................................................................10
             AU.      Seller's Manufacturing Facility............................................................10
             AV.      Seller's Projected U.S. Production Capacity................................................10
             AW.      Shipment...................................................................................10
             AX.      Specifications.............................................................................10
             AY.      Specification Change.......................................................................10


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

             AZ.      Term.......................................................................................11
             BA.      Tipping Paper..............................................................................11
             BB.      Year.......................................................................................11

II.          Restated Agreement..................................................................................11

III.         Term; Early Termination.............................................................................11
             A.       Term.......................................................................................11
             B.       Early Termination..........................................................................12
             C.       Effect of Early Termination................................................................13
             D.       Phaseout Period............................................................................13

IV.          Quantity of Supply; Seller's Maximum Sales Obligation...............................................14
             A.       General....................................................................................14
             B.       Direct Purchase Requirements...............................................................14
             C.       Buyer's Indirect Purchase Requirements.....................................................15
             D.       Excluded Quantities........................................................................16
             E.       Seller's Maximum Sales Obligation..........................................................17
             F.       Purchase of Fine Papers from Other Suppliers in the Event of Seller's  Inability or Refusal to Deliver Buyer's Requirements.................................................19
             G.       Direct Purchases and Indirect Purchases During Phaseout Period.............................20
             H.       Purchases of Fine Papers by Buyer for Use by Buyer's Affiliates............................20
             I.       Fine Papers Manufactured by Seller's Affiliates............................................21

V.           Forecasts of Requirements and Monthly Orders........................................................21
             A.       Forecasts..................................................................................21
             B.       Direct Purchases...........................................................................22
                      1.      Orders.............................................................................22
                      2.      Firm Orders........................................................................22
                      3.      Schedule of Deliveries.............................................................23
             C.       Indirect Purchases.........................................................................23
             D.       Notices....................................................................................24

VI.          Delivery and Transportation.........................................................................24
             A.       Delivery...................................................................................24
             B.       Duty Drawbacks.............................................................................25
             C.       Transportation/Risk of Loss................................................................25
             D.       Production Sources.........................................................................26

VII.         Receipt Inspection and Acceptance...................................................................27

VIII.        Compensation........................................................................................27
             A.       General....................................................................................27
             B.       Definitions................................................................................28
                      1.      Adjusted Base Price................................................................28
                      2.      Base Price.........................................................................28
                      3.      Current Cost.......................................................................28
                      4.      Extraordinary Cost.................................................................28
                      5.      Index..............................................................................29
                      6.      [******] Price.....................................................................29
                      7.      Standard Bobbin....................................................................29
                      8.      Unit...............................................................................29
                      9.      Unit Grade Cost....................................................................29
             C.       Determination of Invoice Price.............................................................29


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


             D.       Adjustments to Base Price..................................................................30
                      1.      Calculation of Pulp Price Adjustment...............................................30
                      2.      [******]...........................................................................31
                      3.      Calculation of [******] Adjustment During Phase-Out................................32
                      4.      Calculation of Adjustment for Extraordinary Costs..................................33
             E.       [******]...................................................................................33
             F.       Determination of Base Price for New Products/New Grades....................................34
             G.       [******]...................................................................................36
             H.       Verification of Calculations/Prices; Audits................................................36
             I.       Changes in Seller's Accounting Methods.....................................................38
             J.       Alternate Index............................................................................38
             K.       Price Reopeners............................................................................40
             L.       Changes in Specifications..................................................................40
             M.       Precision of Calculations..................................................................40

IX.          Invoices and Payment................................................................................41

X.           Warranty............................................................................................41
             A.       Title......................................................................................41
                      1.      Warranty of Title..................................................................41
                      2.      Remedy.............................................................................42
             B.       Quality....................................................................................42
                      1.      Warranty of Quality................................................................42
                      2.      Remedy.............................................................................43
             C.       Exclusivity of Warranties..................................................................46

XI.          Patents, Trademarks, Trade Secrets and Copyrights...................................................46

XII.         Limitation of Liability/Exceptions..................................................................47
             A.       General....................................................................................47
             B.       Exception to Limitation of Seller's Liability..............................................47
             C.       Exception to Limitation of Buyer's Liabilities.............................................48

XIII.        Strategic Planning and Cooperation..................................................................49
             A.       Objectives.................................................................................49
             B.       Committees.................................................................................49
                      1.      Operating Steering Committee.......................................................50
                      2.      [******]...........................................................................51
                      3.      Review Team........................................................................52
             C.       Alternate Sources of Supply of Fine Papers.................................................54
             D.       Sales to Buyer's Affiliates................................................................55
             E.       Performance Evaluations....................................................................55
             F.       Specification Changes or Product or Manufacturing Advances.................................55
                      1.      Specification Changes..............................................................56
                      2.      Product or Manufacturing Advance...................................................56

XIV.         Force Majeure.......................................................................................59
             A.       Definition of Force Majeure................................................................59
             B.       Force Majeure Procedure....................................................................59
             C.       Effect of Force Majeure....................................................................60
             D.       Allocation of Seller's Production Capacity.................................................60
             E.       Termination for Extended Force Majeure.....................................................60
             F.       Contingency Plans..........................................................................61


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

XV.          Compliance with Laws; Nondiscrimination; Fines......................................................62
             A.       General....................................................................................62
             B.       Nondiscrimination..........................................................................63
             C.       No Collusion...............................................................................63
             D.       Fines......................................................................................64

XVI.         Quality Assurance...................................................................................64

XVII.        Inspection..........................................................................................65

XVIII.       Confidentiality and Confidential Information........................................................66
             A.       Confidential Information of the Parties....................................................66
             B.       Non-Disclosure.............................................................................66
             C.       Exception to Non-Disclosure................................................................67

XIX.         Ownership Of Documents; Development Programs........................................................67

XX.          Records.............................................................................................67

XXI.         Dispute Resolution..................................................................................67
             A.       Intent.....................................................................................67
             B.       Procedure..................................................................................67

XXII.        Insurance...........................................................................................68

XXIII.       Cancellation for Default............................................................................70
             A.       [*****]....................................................................................70
             B.       [*****]....................................................................................72

XXIV.        Indemnity...........................................................................................73
             A.       Indemnity by Buyer.........................................................................73
             B.       Indemnity by Seller........................................................................75

XXV.         Notices.............................................................................................76

XXVI.        Governing Law.......................................................................................77

XXVII.       Nonwaiver...........................................................................................77

XXVIII.      Severability........................................................................................77

XXIX.        Assignment..........................................................................................77

XXX.         Survival............................................................................................77

XXXI.        Amendments..........................................................................................77

XXXII.       Independent Contractor..............................................................................77

XXXIII.      Headings............................................................................................78

XXXIV.       Publicity...........................................................................................78

XXXV.        Entire Agreement....................................................................................78


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                A G R E E M E N T

         This Agreement, effective as of July 1, 2000, is by and between Philip Morris Incorporated, a Virginia corporation, doing business as Philip Morris U.S.A., with offices at 3601 Commerce Road, Richmond, Virginia 23234 ("Buyer"), and Schweitzer-Mauduit International, Inc., a Delaware corporation, with a place of business at 100 North Point Center East, Alpharetta, Georgia 30022 ("Seller").
                                 R E C I T A L S

         1.       Buyer is engaged in the business of manufacturing Cigarettes.

         2. In the conduct of its Cigarette manufacturing activities, Buyer requires Fine Papers, including Cigarette Paper, Plug Wrap and Tipping Paper, that are incorporated into certain of its finished products and components thereof.

         3. Seller owns and operates manufacturing facilities that are capable of producing Fine Papers in accordance with the Specifications.

         4. Buyer and Seller are currently parties to an agreement, originally effective January 1, 1993, through which Buyer purchases, accepts and pays for, and Seller manufactures, sells and delivers, Fine Papers used by Buyer in its Cigarette manufacturing activities in the United States (the "Original Fine Papers Supply Agreement"). The Original Fine Papers Supply Agreement has been amended on several occasions and was most recently amended and restated effective April 1, 1998 (the "First Restatement").

         5. Buyer and Seller are now desirous of amending and restating the First Restatement with the effect, among other things, of extending the term of their Fine Papers supply agreement for a period of 30 months beyond the end of its current Initial Term (presently set to expire June 30, 2002) and possible 24-month renewal terms thereafter.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         6. It is the intention of both Buyer and Seller that the contractual relationship between them be one that, consistent with their respective interests and corporate objectives, will foster an ongoing strategic and cooperative long-term business relationship, based on mutual trust, that will inure to their common benefit. The parties intend that this relationship shall enable them to strive jointly for managed continuous improvement in quality, technological development, superior service, secure source of supply, and the lowest total cost throughout both Seller's and Buyer's entire supply chain. To that end, the parties are committed to sharing certain strategic information, to engaging in joint planning efforts and to forming joint cross-functional improvement teams such that the contractual relationship will enhance their competitive positions in the respective markets in which each does business, all as detailed herein. The parties further intend that their strategic alliance will lead to Seller's investigation and, if appropriate, implementation of all proven new or improved methods relating to acquisition of pulps, materials, processes and technology, so that the parties may benefit mutually from any cost reductions associated with the manufacture of Fine Papers.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

             N O W  T H E R E F O R E, the parties agree as follows:

I.       DEFINITIONS

         A. AFFILIATE -- any business entity which by means of voting interest is controlled by or under common control with a party to this Agreement. For purposes of this definition, an Affiliate includes entities in existence as of the Effective Date hereof as well as entities that may come into being in the future so long as such entities are controlled by or under common control with an entity that is an Affiliate as of the Effective Date hereof.

         B.       ANNUAL FORECAST -- as defined in Article V.A.

         C. AUDITOR -- the independent public accounting firm to be selected by Buyer and approved by Seller to verify that the compensation payable hereunder to Seller has been computed in accordance with the terms of Article VIII hereof.

         D. BASE SHEET ATTRIBUTES -- the basis weight, porosity, filler, appearance or other physical or chemical properties for each Grade.

         E. BOBBIN -- an inventory measure of a cylindrical spool of Fine Papers of varying lengths, widths and properties, all of which are described in the Specifications for each Grade.

         F. BUYER -- Philip Morris Incorporated, a Virginia corporation, doing business as Philip Morris U.S.A.

         G. BUYER'S DIRECT PURCHASE REQUIREMENTS -- the aggregate quantity of each Category of Fine Papers (measured in Standard Bobbins or, in the case of Tipping Paper, by weight) Buyer shall purchase directly for delivery to the Plants during any Year for use in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         H. BUYER'S INDIRECT PURCHASE REQUIREMENTS -- the aggregate quantity of each Category of Fine Papers (measured in Standard Bobbins or in the case of Tipping Paper, by weight) Buyer's Contractors shall purchase for delivery to the Plants during any Year for use in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants.

         I. CATEGORY -- the several Groups comprising Cigarette Paper, Plug Wrap and Tipping Paper, respectively.

         J. CIGARETTE -- a quantity of tobacco, rolled in paper for smoking, with or without a filtering medium.

         K. CIGARETTE PAPER -- the Category of Fine Papers that is used to enclose the tobacco, forming the rod of a Cigarette.

         L. COMPOSITION LIST -- Seller's confidential list of components used to produce each Grade of Fine Papers, as communicated by Seller to Buyer pursuant to the terms of a Confidentiality Agreement between Buyer and Kimberly-Clark Corporation, dated April 22, 1993, as amended from time to time.

         M. CONTRACTOR -- one of Buyer's contract manufacturers (including convertors) of Cigarettes or Cigarette components at the Plants.

         N. DELIVERING CARRIER -- the shipping company or companies specified by Buyer or Seller, in accordance with Article VI, to take receipt and transport Shipments of Fine Papers from Seller's Manufacturing Facility(ies) to such destination(s) as Buyer may specify for further processing or inclusion in Cigarettes.

         O. DIRECT PURCHASES -- purchases of Fine Papers by Buyer directly for use in manufacturing Cigarettes or Cigarette components at the Plants.

         P.       DISPUTE -- any dispute, controversy or claim as defined in
Article XXI.A hereof.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         Q.       EFFECTIVE DATE -- the date set forth in Article III.A hereof.

         R. EVENT OF DEFAULT -- any of the events set forth in Article XXIII hereof.

         S.       EXISTING PRODUCTS -- the Fine Papers identified in Exhibit A.

         T. EXCLUDED QUANTITIES -- (a) Grades of Fine Papers the Specification for which has not been agreed upon by Buyer and Seller pursuant to
Article XIII.F.1, (b) New Products available for purchase by Buyer from suppliers other than Seller pursuant to XIII.F.2, (c) Grades of Fine Papers for which Seller has no qualified manufacturing facility in accordance with Article XVI or (d) New Products developed jointly by Buyer and another supplier as the result of the implementation of a Product or Manufacturing Advance concerning which either Seller failed to commit to develop and/or implement or which the parties were unable to negotiate the agreement(s) necessary to develop and/or implement such Product or Manufacturing Advance within the period allowed, all as provided in Article XIII.F.2.


         U. FAST FLOW ORDERS -- An Order communicated electronically or telephonically requesting delivery of Fine Papers within [******] of Seller's receipt of such Order or within such earlier period agreed to by the parties.

         V. FINE PAPERS -- Cigarette Paper, Plug Wrap and Tipping Paper to be used in the manufacture of Cigarettes or Cigarette components.

         W.       FIRM ORDERS -- as defined in Article V.B.2.

         X.       FORCE MAJEURE -- the events of force majeure set forth in
Article XIV.A hereof.

         Y. FIRST RESTATEMENT -- that certain amendment and restatement of the Original Fine Papers Supply Agreement effective April 1, 1998.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         Z. GRADE -- a Fine Paper with a unique set of Base Sheet Attributes as defined in the Specifications and which is identified by Seller's separate identification number for each such base sheet.


         AA.      GROUP -- several Grades with the same general Base Sheet
Attributes grouped as follows, unless otherwise agreed:

                           flax cigarette papers

                           [******] (sometimes hereinafter referred to as [******])

                           wood cigarette papers

                           non-porous plug wrap

                           porous plug wrap, less than [******]

                           porous plug wrap, [******} or higher

                           heat sealable plug wrap

                           regular white tipping paper

                           regular cork tipping paper

                           economy white tipping paper

         AB.      GUARANTEED SALES PERIOD -- the minimum period specified in the applicable Implementation Agreement, if any, following the initial commercial production of a New Product manufactured by Seller during which Buyer shall make Direct Purchases and Indirect Purchases of such New Product pursuant to this Agreement.


         AC.      IMPLEMENTATION AGREEMENT -- an agreement, or an amendment or supplement hereto, between Seller and Buyer setting forth the terms and conditions of Seller's undertaking to manufacture a New Product, including amendments thereto.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         AD.      INDEX -- as defined in Article VIII hereof.

         AE.      INDIRECT PURCHASES -- purchases of Fine Papers by Buyer's
Contractors for use in manufacturing Cigarettes or Cigarette components for Buyer at the Plants.

         AF.      INITIAL TERM -- as defined in Article III.A hereof.

         AG.      INVOICE PRICE -- the price per bobbin or pound, as determined in accordance with Article VIII.C hereof or such other method as shall be provided in an Implementation Agreement between Buyer and Seller, which shall be the amount Buyer shall pay Seller for each Grade of Fine Papers sold by Seller to Buyer through Direct Purchases hereunder.

         AH.      LAW -- (a) any statute, regulation, rule, order or other
requirement of any competent governmental authority first enacted or promulgated after the Effective Date hereof or (b) the enforceable decision of any court interpreting any statute, regulation, rule, order or other requirement of any competent governmental authority, the effect of which is to modify Seller's obligations with respect to any statute, regulation, rule, order or other requirement as reasonably understood by Seller on the later of the Effective Date hereof or the date of enactment or promulgation of such statute, regulation, rule, order or other requirement.

         AI.      NEW PRODUCT -- a Grade, Group or Category of Fine Papers first produced and sold to Buyer by Seller or another supplier after the Effective Date of this Agreement for use by Buyer or Buyer's Contractors to manufacture Cigarettes or Cigarette components at the Plants.

         AJ.      ORDER -- as defined in Article V.B.1 (including Fast Flow
Orders).

         AK.      ORIGINAL FINE PAPERS SUPPLY AGREEMENT -- that certain
agreement, effective January 1, 1993, by and between Philip Morris Incorporated and Kimberly-Clark Corporation and assigned by Kimberly-Clark Corporation to Schweitzer-Mauduit International Inc., including all amendments thereto (including the First Restatement).


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         AL.      PHASEOUT PERIOD -- the period described in Article III.D.

         AM.      PLANTS -- all the Cigarette manufacturing facilities owned and operated by Buyer that are located in the continental United States, whether presently existing or built or acquired during the Term hereof. In addition, the Plants shall include those Cigarette or Cigarette component manufacturing facilities located in the continental United States and operated by Contractors that Buyer shall designate in writing as being subject to this Agreement. The term also shall include Cigarette or Cigarette component manufacturing facilities, other than those identified above, performing Cigarette manufacturing services for Buyer that the parties shall jointly designate in writing as being subject to this Agreement.


         AN.      PLUG WRAP -- the Category of Fine Papers enclosing cellulose acetate, or such other filtering medium as Buyer may employ, forming the filter portion of a Cigarette.


         AO.      PRIOR YEAR -- the Year before the current Year.

         AP.      PRIOR YEAR'S PURCHASES -- the aggregate quantities of Fine
Papers purchased in the Prior Year (a) by Buyer through Direct Purchases hereunder (excluding any purchases by Buyer pursuant to Article IV.H for use by Buyer's Affiliates and any purchases of New Product which Buyer is obligated by an Implementation Agreement to purchase exclusively from Seller), (b) by Buyer's Contractors through Indirect Purchases hereunder (excluding any purchases by Buyer's Contractors of any New Product which Buyer is obligated by an Implementation Agreement to purchase exclusively from Seller) and (c) by Buyer from other suppliers for use in manufacturing Cigarettes or Cigarette components for Buyer at the Plants (excluding any Grade of Fine Papers for which Seller has no manufacturing facility qualified pursuant to Article XVI for the manufacture of such Grade and such Grade is commercially available from another supplier). The term includes Buyer's Direct Purchases and Indirect Purchases hereunder of a New Product


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

following the expiration, termination, or cancellation of Buyer's obligation to purchase such New Product exclusively from Seller under an Implementation Agreement. The quantities of Fine Papers purchased by Buyer in any Year through Direct Purchases hereunder shall be the quantities so stated as delivered as Direct Purchases hereunder in such Year on Seller's several invoices to Buyer and accepted as such by Buyer, including any quantities delivered to and credited to Buyer for the replacement of nonconforming Fine Papers pursuant to
Article X.B.2.a during such Year, less any returns, plus any quantities identified for delivery in such Year in Buyer's Firm Orders for Direct Purchases hereunder but not delivered. The quantities of Fine Papers purchased through Indirect Purchases in any Year shall be determined by quarterly reports submitted by Buyer to Seller pursuant to Article VIII.E. The quantities of Fine Paper purchased by Buyer from other suppliers for use in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants shall be determined by an annual report to be submitted by Buyer to Seller following the end of each Year. Such report shall identify actual quantities of Fine Papers (measured in Standard Bobbins, or in the case of Tipping Paper, by weight) that were purchased by Buyer from other suppliers (less returns, plus replacements) and delivered to the Plants for incorporation into Cigarettes or Cigarette components manufactured for Buyer as well as Buyer's Cigarette production at the Plants during that period.

         AQ.      PRODUCT OR MANUFACTURING ADVANCE -- any process, product
composition, manufacturing technique, processing technique, idea or the like applicable to Fine Papers that Buyer desires to investigate or implement through
(a) a material change to the Base Sheet Attributes that define an existing Grade, (b) a New Product the Base Sheet Attributes of which vary so materially from the Base Sheet Attributes that define the Grades of an existing Group that such New Product constitutes a new Group or Category, (c) a change in the manufacturing or


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

processing technique applicable to Fine Papers that is currently used by Seller or (d) the implementation of a new manufacturing or processing technique applicable to Fine Papers.

         AR.      RECORDS -- as defined in Article XX hereof.

         AS.      RENEWAL TERM -- as defined in Article III.A hereof.

         AT.      SELLER -- Schweitzer-Mauduit International, Inc., a Delaware
corporation.

         AU.      SELLER'S MANUFACTURING FACILITY -- each of the facilities
specified in Article VI.D (or as otherwise agreed in writing by Buyer and Seller) at which Fine Papers are produced by Seller for incorporation into Cigarettes and Cigarette components to be manufactured at the Plants.

         AV.      SELLER'S PROJECTED U.S. PRODUCTION CAPACITY -- Seller's good faith projection of the production capability of each of Seller's U.S. manufacturing facilities that are qualified as provided in Article XVI.

         AW.      SHIPMENT -- the quantity of Fine Papers loaded on a single vehicle for delivery hereunder.

         AX.      SPECIFICATIONS -- the physical, chemical, visible and other properties and attributes of the individual Fine Papers to be purchased and sold hereunder, all as specified by Buyer in Buyer's General Direct Material Specification, Class Material Specification and in the individual material code specification and Buyer's individual Plant requirements applicable to each Fine Papers product, or such supplements or additions as Buyer may require in writing from time to time.

         AY.      SPECIFICATION CHANGE -- a non-material change to the Base
Sheet Attributes that define an existing Grade utilized in the manufacture of Cigarettes or Cigarette components at the Plants, including reductions in the tolerance range for variations in Base Sheet Attributes.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         AZ.      TERM -- the Initial Term and any Renewal Terms as defined in
Article III.A.

         BA.      TIPPING PAPER -- the Category of Fine Papers (before printing)
used to enclose the filter portion of a Cigarette and to attach the filter to the rod of the Cigarette.

         BB.      YEAR -- the 12-month period beginning January 1 and ending
December 31.

II.      RESTATED AGREEMENT

         This Agreement amends and restates the First Restatement. The terms set forth herein shall apply to Direct Purchases and Indirect Purchases within the scope hereof after the Effective Date and during the remaining Term hereof.

III.     TERM; EARLY TERMINATION

A.       TERM

         This Agreement shall be effective July 1, 2000, (the "Effective Date") and shall continue in effect through December 31, 2004 (such period being hereinafter referred to as the "Initial Term"). Thereafter, the Agreement automatically shall renew for three successive terms of two years each ("Renewal Terms"); provided, however, either party may cause the Agreement to terminate effective at the end of the Initial Term or any Renewal Term (whether or not such Renewal Term has then commenced) by providing written notice of termination to the other party (a) in the case of a termination to be effective at the end of the Initial Term, not later than [******], or (b) in the case of a termination to be effective at the end of a Renewal Term, not later than [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******]

         Notwithstanding the foregoing, this Agreement shall not expire with respect to any New Product purchased and sold through Direct Purchases and Indirect Purchases hereunder prior to the expiration of the Guaranteed Sales Period, if any, specified in any applicable Implementation Agreement between the parties respecting such New Product.

         B.       EARLY TERMINATION

         In addition to the termination provision provided in Article III.A., this Agreement may be terminated effective prior to the expiration of the Initial Term or any Renewal Term:

                  1. by mutual written agreement of the parties, such termination to be effective as provided in such agreement;

                  2. by either party as provided in Article XIV.E in the event of an extended Force Majeure;

                  3. by either Party, at its election, after invoking Article [******] to renegotiate the provisions of Article [******] and having failed to agree on a revised Article [******] within the [******] negotiation period provided by Article [******], upon written notice to the other in accordance with Article [******], such notice to specify the effective date of termination, which date shall be no sooner than (a) [******] to the date when Seller must [******] referred to in Article [******] or (b) the end of the Phaseout Period defined in Article III.D hereof, whichever first occurs; or

                  4. by Seller, at its election, upon [******] prior written notice to Buyer, if Buyer purchases, or otherwise accepts delivery from its Contractors of Fine Papers or products that incorporate Fine Papers produced by suppliers other than Seller for incorporation into


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Cigarettes to be manufactured by the Plants, except (a) as expressly permitted by this Agreement or (b) as the result of Seller's failure or refusal to perform in accordance with its contracts with Buyer's Contractors.

         C.       EFFECT OF EARLY TERMINATION

         Subject to Article XXX, neither party shall have any further duty, obligation or liability to the other hereunder as of the effectiveness of the termination of this Agreement in accordance with Article III.A or Article III.B; provided, however, with respect to Firm Orders for Direct Purchases hereunder of Fine Papers that are not delivered as of the effectiveness of such termination, nothing herein shall be deemed to excuse Seller from its obligation to manufacture, sell and deliver Fine Papers covered by such Firm Orders or to excuse Buyer from its obligation to purchase, accept and pay for Fine Papers delivered pursuant to such Firm Orders provided such deliveries are timely made.

         D.       PHASEOUT PERIOD

         The final 24 months that this Agreement shall remain in effect prior to expiration of the last Renewal Term or termination pursuant to Article III.A or
Article III.B above are hereinafter referred to as the Phaseout Period. Except as otherwise may be agreed in writing, during the Phaseout Period the quantities of Fine Papers to be purchased and sold as Direct Purchases and Indirect Purchases hereunder shall be as set forth in Article IV hereof, and the Invoice Prices during the Phaseout Period shall be determined as set forth in Article VIII hereof or in the applicable Implementation Agreement for a New Product.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IV.      QUANTITY OF SUPPLY; SELLER'S MAXIMUM SALES OBLIGATION

         A.       GENERAL

         Buyer currently purchases all of the Cigarette Papers and most of the Plug Wrap used in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants through Direct Purchases. Buyer currently obtains all of the Tipping Paper used in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants through Indirect Purchases. In the future Buyer may cause some or all of the Cigarette Papers and more of the Plug Wrap used to manufacture Cigarettes or Cigarette components for Buyer at the Plants to be purchased through Indirect Purchases made by Buyer's Contractors. Similarly, Buyer may purchase some or all of the Tipping Paper used to manufacture Cigarettes or Cigarette components for Buyer at the Plants through Direct Purchases.

         B.       DIRECT PURCHASE REQUIREMENTS

         During the Term hereof and subject to Article IV.D, Article IV.E,
Article IV.F and Article IV.G, Buyer agrees to purchase, accept and pay for, and Seller agrees to manufacture, sell and deliver, Buyer's Direct Purchase Requirements for each Category of Fine Papers; provided, however, at Buyer's sole discretion and without limiting Buyer's rights during a Phaseout Period as provided in Article IV.G, Buyer shall have the right during any Year to reduce its purchase obligation hereunder with respect to Direct Purchases and to purchase Fine Papers from suppliers other than Seller for use in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants but only to the extent (a) that the aggregate of Buyer's Direct Purchases and Indirect Purchases of any Category of Fine Papers from other suppliers do not exceed (i) during the period July 1, 2000 to December 31, 2000, five percent of the Prior Year's Purchases and (ii) in 2001 and Years thereafter, 10 percent of the Prior Year's Purchases and (b) that the Fine Papers


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

so purchased from other suppliers do not include any New Products that Buyer is obligated by an Implementation Agreement to purchase exclusively from Seller.

         Buyer's Direct Purchase Requirements that are to be purchased and sold hereunder shall be communicated to Seller in accordance with Article V. Nothing in this Agreement shall be deemed to limit or preclude Buyer from changing its Cigarette products lines, reducing or eliminating its manufacture of Cigarettes or Cigarette components within the United States, or altering the physical constituents of Cigarettes or Cigarette components such that Buyer's Direct Purchase Requirements for any Category, Group or Grade of Fine Papers are reduced or eliminated during the Term of this Agreement.

         C.       BUYER'S INDIRECT PURCHASE REQUIREMENTS

         During the Term hereof and subject to Article IV.D, Article IV.E,
Article IV.F and Article IV.G, Buyer shall direct its Contractors purchasing Fine Papers used to manufacture Cigarettes or Cigarette components for Buyer at the Plants through Indirect Purchases to obtain Buyer's Indirect Purchase Requirements of Fine Papers from Seller, and Seller shall manufacture, sell and deliver Buyer's Indirect Purchase Requirements of Fine Papers ordered by such Contractors; provided, however, at Buyer's sole discretion and without limiting Buyer's rights during a Phaseout Period as provided in Article IV.G, Buyer shall have the right during any Year to reduce its obligation hereunder with respect to Indirect Purchases and to cause its Contractors to purchase Fine Papers from suppliers other than Seller for use in the manufacture of Cigarettes or Cigarette components for Buyer at the Plants but only to the extent (a) that the aggregate of Buyer's Direct Purchases and Indirect Purchases of any Category of Fine Papers from other suppliers do not exceed (i) for the period July 1, 2000 through December 31, 2000, five percent of the Prior Year's Purchases and (ii) in 2001 and Years thereafter, 10 percent of the Prior Year's



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Purchases and (b) that the Fine Papers so purchased from other suppliers do not include any New Products that Buyer is obligated by an Implementation Agreement to purchase exclusively from Seller.

         Nothing in this Agreement shall be deemed to preclude Buyer from changing its Cigarette products lines, reducing or eliminating its manufacture of Cigarettes or Cigarette components within the United States, or altering the physical constituents of Cigarettes or components thereof such that Buyer's Indirect Purchase Requirements for any Category, Group or Grade of Fine Papers is reduced or eliminated during the Term of this Agreement.

         D.       EXCLUDED QUANTITIES

         Notwithstanding Article IV.B and Article IV.C above, Buyer shall have no obligation hereunder to purchase from Seller, directly or indirectly, any Excluded Quantities except: with respect to (a) a New Product available for purchase by Buyer from suppliers other than Seller pursuant to Article XIII.F.2, or (b) a New Product developed jointly by Buyer and a supplier other than Seller as the result of the implementation of a Product or Manufacturing Advance as provided in Article XIII.F.2, Buyer shall purchase Buyer's Direct Purchase Requirements of such New Product, and cause its Contractors to purchase Buyer's Indirect Purchase Requirements of such New Product, from Seller if (a) Seller demonstrates to Buyer's reasonable satisfaction that Seller has qualified manufacturing facilities with sufficient uncommitted capacity to manufacture such New Product in quantities sufficient to satisfy the aggregate of Buyer's Direct Purchase Requirements and Buyer's Indirect Purchase Requirements with respect to such New Product and (b) Seller commits to sell such New Product to Buyer and Buyer's Contractors at [******]; provided,



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

however, such obligation to purchase from Seller shall be reduced to the extent and for such period (not including future discretionary renewal terms) as Buyer is contractually obligated or otherwise committed to purchase such quantities of the New Product from a supplier other than Seller. Notwithstanding Seller's inability to satisfy the foregoing conditions, Buyer will consider purchasing such New Products from Seller where it is reasonable to do so. Buyer will take into consideration Seller's development efforts respecting any New Product, and Buyer will minimize its purchase commitments with other suppliers for such New Products if Buyer, in Buyer's sole discretion, determines it is reasonable to do so.

         E.       SELLER'S MAXIMUM SALES OBLIGATION

         Each Year, not later than [******], Seller shall prepare and deliver to Buyer a report that shall identify Seller's Projected U.S. Production Capacity for each Category of Fine Papers during each of the following [******] Years. Seller's [******] projections were as follows:

Year                          Seller's Projected U.S. Production Capacity
----                          -------------------------------------------

                   Cigarette Paper               Plug Wrap                 Tipping Paper
                  (Standard Bobbins)         (Standard Bobbins)            (Metric Tons)

[******}                [******]                     [******]                   [******]
[******}                [******]                     [******]                   [******]
[******}                [******]                     [******]                   [******]

         Notwithstanding Article IV.B and Article IV.C, for each Year that this Agreement is in effect, Seller's maximum sales and delivery obligation for each Category of Fine Papers hereunder through both Direct Purchases and Indirect Purchases ("Seller's Maximum Sales Obligation") shall not exceed [*****] of the highest of Seller's Projected U.S. Production Capacities for that Category and for that Year as reflected in the three most recent annual reports Seller shall



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

have submitted to Buyer in accordance with this Article IV.E (including annual reports and any updates to such reports submitted to Buyer that increase the Seller's Projected U.S. Production Capacity for any Category for any such Year); provided, however, for [******], Seller's Maximum Sales Obligation for any Category shall be [******] of the applicable projection set forth above in this
Article IV.E, and for [******], Seller's Maximum Sales Obligation shall be [******] of the higher of the projection set forth above in this Article IV.E and the applicable projection set forth in the [******], and for [******], Seller's Maximum Sales Obligation for any Category shall be [******] of the highest of the applicable projection set forth above in this Article IV.E and the projections set forth in the [******]. The aggregate limitation imposed by this Article is inclusive of Fine Papers purchased by Buyer pursuant to Article IV.H for transfer (or resale) to Buyer's Affiliates.

         For each Year that the Agreement remains in effect, Seller's Maximum Sales Obligation for each Category shall be reduced by the forecasted amount that Seller's Projected U.S. Production Capacity for that category will be reduced below Seller's Maximum Sales Obligation for that Category and for that Year (as previously established as provided above) as a result of Seller's implementation at Buyer's request of a Specification Change or Product or Manufacturing Advance; provided, however, that Seller shall provide Buyer notice of the annual forecasted reduction in writing no later than [******] of the Year preceding the Year that the forecasted reduction shall be applicable and shall provide forecasts of such reductions no less than 30 days prior to the implementation of a Specification Change or a Product or Manufacturing Advance that occurs during the then-current Year.

         If the aggregate of Buyer's Direct Purchase Requirements for Fine Papers and Buyer's Indirect Purchase Requirements for Fine Papers in any Year exceeds Seller's Maximum Sales



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Obligation for that Year, then Seller shall use reasonable efforts to supply such quantities of Fine Papers in excess of Seller's Maximum Sales Obligation as may be Ordered by Buyer as Direct Purchases hereunder or by Buyer's Contractors as Indirect Purchases.

         F. PURCHASE OF FINE PAPERS FROM OTHER SUPPLIERS IN THE EVENT OF SELLER'S INABILITY OR REFUSAL TO DELIVER BUYER'S REQUIREMENTS

         Notwithstanding Article IV.B or Article IV.C, if Buyer projects at any time before or during a Year that the aggregate of Buyer's Direct Purchase Requirements and Buyer's Indirect Purchase Requirements for any Group of Fine Papers in such Year will exceed Seller's Maximum Sales Obligation for that Year, Buyer shall so notify Seller and, with such Notice or thereafter, may request that Seller commit to sell such excess to Buyer and its Contractors, if ordered. In the event that Seller does not commit to sell and deliver hereunder Buyer's estimate of the aggregate of Buyer's Direct Purchase Requirements and Indirect Purchase Requirements in excess of such Maximum Sales Obligation within [******] after receiving such request, Buyer may purchase Fine Papers from other Suppliers or cause its Contractors to purchase Fine Papers from other Suppliers in quantities aggregating up to the total quantity of Buyer's projected requirements that Seller has not committed to supply for that Year; provided, however, insofar as is reasonable but with due consideration of Buyer's need for secure supplies of Fine Papers at least equal to Buyer's actual projected requirements, Buyer and its Contractors [******] in the purchases of Fine Papers from Seller otherwise required by Article IV.B and Article IV.C.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         G.       DIRECT PURCHASES AND INDIRECT PURCHASES DURING PHASEOUT PERIOD

         During the Phaseout Period, (1) up to [******] of Buyer's Prior Year's Purchases may be purchased (whether as Direct Purchase or Indirect Purchase, or both) from suppliers other than Seller during the first [******] of the final [******] months of the Term, and (2) up to [******] of Buyer's Prior Year's Purchases may be purchased (whether as Direct Purchase or Indirect Purchase, or both) from suppliers other than Seller during the [******] of the Term.

         H.       PURCHASES OF FINE PAPERS BY BUYER FOR USE BY BUYER'S
AFFILIATES

         In addition to quantities of Fine Papers purchased through Direct Purchases and Indirect Purchases, Buyer, from time to time, desires to supply its Affiliates with Fine Papers manufactured in the United States. Buyer shall have the right, but not the obligation, to place Orders in accordance with the procedures in Article V.B.1 for additional quantities of Fine Papers not to exceed the equivalent of [******] Standard Bobbins per Year for Cigarette Paper and [******] Standard Bobbins per Year for Plug Wrap for transfer (or resale) to Buyer's Affiliates for use in the manufacture of Cigarettes. Such Orders shall be treated as Orders for Direct Purchases for all purposes hereunder, except the calculation of Prior Year's Purchases.

         In addition, Buyer shall have the right, but not the obligation, to place Orders in accordance with the procedures in Article V.B.1 for additional quantities of Tipping Paper not to exceed [******] pounds per Year for transfer (or resale) to Buyer's Affiliates for use in the manufacture of Cigarettes. Such Orders shall be treated as Direct Purchases or Indirect Purchases, as the case may be, for purposes hereunder, except the calculation of Prior Year's Purchases.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         I.       FINE PAPERS MANUFACTURED BY SELLER'S AFFILIATES

         If due to an event of Force Majeure under Article XIV hereof, Seller is unable to manufacture, sell and deliver Fine Papers Ordered by Buyer, Seller shall supplement deliveries of Fine Papers in satisfaction of Buyer's Direct Purchase Requirements and Buyer's Indirect Purchase Requirements with Fine Papers manufactured from qualified manufacturing facilities of Seller's Affiliates, except that for any Category of Fine Papers, Seller shall not be obligated to supply [******] more than [******] of the [******] of Buyer's aggregate Direct Purchases and Indirect Purchases of that Category for the [******] period preceding the event of Force Majeure or sell Buyer and its Contractors more than the Seller's Maximum Sales Obligation for such Year.

V.       FORECASTS OF REQUIREMENTS AND MONTHLY ORDERS

         A.       FORECASTS

         In the fourth calendar quarter of each Year, Buyer shall provide Seller with Buyer's forecast of Buyer's Direct Purchases hereunder, Buyer's Indirect Purchases hereunder and Buyer's Direct Purchases for use by Buyer's Affiliates for the coming Year (the "Annual Forecast"). Buyer's Annual Forecast shall include the forecasted quantity of Fine Papers to be purchased through Fast Flow Orders in that Year. Each month Buyer will issue to Seller a short term forecast consisting of anticipated Direct Purchases and Indirect Purchases of Fine Papers for the next four calendar months. The detail of the short term forecasts shall be as agreed between Buyer and Seller for each Grade, and shall be provided to Seller by such means as the parties mutually agree (e.g., electronic data interchange or telecopy notice). The Annual Forecast and


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

short term forecasts shall be for information purposes only and shall not constitute firm orders for any quantity of Fine Papers.

         B.       DIRECT PURCHASES

                  1.       ORDERS

         From time to time, Buyer shall place orders for quantities of Fine Papers to be purchased and sold hereunder through Direct Purchases (an "Order"). An Order shall be communicated to Seller via Buyer's written forms, electronic data interchange, telecopy, telephone (confirmed by telecopy) or by such other means as the parties mutually agree. Each Order shall be governed by the terms and conditions of this Agreement and shall specify (a) the quantities, Grades and dimensions (i.e., material codes) of Bobbins of Fine Papers to be delivered by Seller pursuant to the Order, (b) the Delivering Carrier(s), (c) Seller's Manufacturing Facility(ies), and (d) the delivery schedule. Buyer may amend or supplement an Order at any time.

         Buyer's use of written forms for the placing of Orders (or amendments or supplements thereto) shall be for administrative convenience only. Any preprinted commercial terms and conditions contained on Buyer's written forms shall not be applicable to an Order.

                  2.       FIRM ORDERS

         Except for Fast Flow Orders, the Orders issued pursuant to Article V.B.1 shall be deemed firm (i.e., Buyer shall be required to accept delivery and pay for such Fine Papers) for the quantities specified to be delivered in the current week (Sunday through Saturday) and in the next week after the current week with respect to all quantities Seller shall have manufactured for delivery in accordance with such Order. Unless otherwise agreed in writing, and except for Fast Flow Orders, an Order shall not be deemed firm for any quantities scheduled for delivery following the week next after the current week or if the Order is for quantities scheduled to be



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

delivered during the current week, for any quantities not manufactured before such quantities are reduced, eliminated, or deferred by an amendment or supplement to an Order or by a subsequent Order. All Fast Flow Orders shall be deemed firm. All orders that are "firm" in accordance with this Article V.B.2 are hereafter to be referred to as "Firm Orders."

                  3.       SCHEDULE OF DELIVERIES

         All deliveries of Direct Purchases shall be made in accordance with the delivery schedule set forth in the applicable Order or any amendment thereto. Except for Fast Flow Orders, Seller shall be under no obligation to effect a delivery of an Order for Fine Papers originating from one of Seller's domestic Manufacturing Facilities in fewer than [******] (exclusive of Seller's non-production days) or to effect a delivery of an Order for Fine Papers originating from the Manufacturing Facilities of Seller's overseas Affiliates in fewer than [******] (exclusive of Seller's non-production days). For Fast Flow Orders, Seller shall effect delivery of the quantity so ordered within [******] of receiving such Order.

         For purposes of this Article V.B.3 only, Seller's obligation to "effect a delivery" of Fine Papers shall be satisfied when the applicable Shipment is received at Buyer's Plant. Time is of the essence with respect to all deliveries. To the extent Buyer's delivery schedule in an Order or an amendment thereto specifies delivery of any quantities of Fine Papers in a period shorter than the minimum period specified in the immediately preceding paragraph above for such an Order, Seller shall use best efforts to effect delivery of such Fine Papers in accordance with the delivery schedule.

         C.       INDIRECT PURCHASES

         Indirect Purchases shall be ordered, delivered and shipped in accordance with procedures to be developed and agreed upon by Seller and Buyer's Contractors. Unless the parties otherwise



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

agree in writing, Buyer in no way guarantees the performance of such Contractors and any contracts that may govern the relationship between such Contractors and Seller with respect to Indirect Purchases.

         D.       NOTICES

         If, during any Year, Buyer exercises its rights pursuant to Article IV.B, Article IV.C or Article IV.G of this Agreement to make Direct Purchases or Indirect Purchases of Cigarette Paper from suppliers other than Seller, then Buyer shall notify Seller of Buyer's exercise of such rights if Buyer's intention to exercise such rights was not already disclosed in the current Annual Forecast.

VI.      DELIVERY AND TRANSPORTATION

         A.       DELIVERY

         All Fine Papers purchased and sold hereunder shall be delivered F.O.B. Seller's manufacturing facility; provided, however, those Fine Papers manufactured by Seller's Affiliate Papeteries de Mauduit ("PDM") shall be delivered F.O.B. Buyer's Plant. To the extent Buyer and Seller agree that Seller may supply any Fine Papers that are manufactured by Seller's Affiliate PDM, Seller shall ensure that such Fine Papers are cleared through customs and shall -pay all applicable import and export taxes and duties (without reimbursement from Buyer) and provide Buyer evidence that such taxes and duties have been paid.

         If Buyer and Seller agree that Seller shall specify the Delivering Carrier for goods manufactured at any of Seller's domestic manufacturing facilities, the Fine Papers purchased, sold and so delivered shall be delivered F.O.B. Buyer's Plant, freight collect.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         B.       DUTY DRAWBACKS

         Buyer shall be entitled to 100% of any duty drawback that may be applicable upon the export of Cigarettes incorporating or deemed to incorporate Fine Papers originally supplied from the facilities of any of Seller's non-domestic Affiliates. In no event does Seller guarantee the quantity of Fine Papers eligible for any duty drawback. For each delivery hereunder for which the source of Fine Papers is a non-domestic manufacturing facility of Seller's Affiliate, Seller shall execute and provide to Buyer, not more than 30 days after such delivery, Customs Form 331 or such other documentation as may be required to authorize the payment directly to Buyer of duty drawbacks that may be applicable for such deliveries ("Certificate of Delivery"). In addition to the federally mandated information required on the Certificate of Delivery, Seller shall specify on the Certificate of Delivery (a) the duty rate paid for such Fine Papers upon their entry into the United States and (b) the actual unit of measure (e.g., kilograms or pounds) utilized as the basis of such duty payment. Whenever Seller is notified of any adjustment upon liquidation by U.S. Customs of the duties paid for any delivery of Fine Papers, such that the actual duties paid are either greater or less than the amount reflected on the Certificate of Delivery for such Fine Papers, Seller shall immediately notify Buyer of such adjustment. In the event that Seller fails to provide such notice of adjustment, Seller shall indemnify Buyer for any fines, penalties and costs incurred by Buyer and any duty drawback Buyer does not recover as the result of filing a drawback claim based on the duty reflected on the original Certificate of Delivery.

         C.       TRANSPORTATION/RISK OF LOSS


         If Buyer selects the Delivering Carrier, Transportation of Fine Papers from Seller's Manufacturing Facility to Buyer's Plant shall be Buyer's responsibility unless the Fine Papers are


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

transported from Seller's Affiliate PDM (from which all Shipments are to be delivered F.O.B. Buyer's Plant). Seller shall be responsible to make arrangements with the Delivering Carrier to have trucks available to receive and transport Fine Papers ordered by Buyer. Seller's personnel shall load the Fine Papers on the Delivery Carrier's trucks. Buyer shall pay all transportation costs directly to the Delivering Carrier; provided, however, Seller shall reimburse Buyer for any demurrage or other charges (e.g., less than truckload rates, air freight) that Buyer may be required to pay the Delivering Carrier due to Seller's failure to schedule or load any Shipment of Fine Papers in accordance with applicable terms and conditions of the transportation agreement between Buyer and the Delivering Carrier, but only if Buyer has communicated such terms and conditions to Seller in writing. Notwithstanding the foregoing, in the event that Buyer and Seller agree that Seller shall specify the Delivering Carrier pursuant to Article VI.A hereof, Seller shall be responsible for arranging the transportation of any Fine Papers (including insurance) to be delivered F.O.B. Buyer's Plant, freight collect.

         D.       PRODUCTION SOURCES

         Unless Buyer agrees differently in writing, the manufacturing facilities identified below shall be the exclusive production sources for the Fine Papers to be delivered to Buyer pursuant to both Direct Purchases and Indirect Purchases hereunder, but such facilities may only be used to the extent that they continue to be qualified by Buyer in accordance with Article XVI:

         CATEGORY                PRODUCTION SOURCE
         Cigarette Paper         Spotswood, NJ (#5, 6, 7, 12, 14, 17);
                                 Papeteries de Mauduit (PDM), Quimperle,
                                 France

         Plug Wrap

                 [*****]         Ancram, NY (#21); Lee, MA (#8, Niagara);
                                 Lee, MA (#9, Eagle) Papeteries de Mauduit
                                 (PDM), Quimperle, France


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                [*****]          Lee, MA (#9, Eagle); Lee, MA (#8, Niagara)

                [*****]          Lee, MA (#18, Greylock) (#5, Eagle); Spotswood,
                                 NJ (#14)

                [*****]          Lee, MA (#8, Niagara)

         Tipping Paper
                   White         Lee, MA (#18, Greylock)

                   Cork          Lee, MA (#5, Eagle);
                                 Lee, MA (#18, Greylock)


VII.     RECEIPT INSPECTION AND ACCEPTANCE

         Upon receipt at Buyer's Plant or storage facility, Buyer may, but shall not be required to, perform receipt inspections to confirm that the Fine Papers in each Shipment conform to the Specifications applicable to the material codes (i.e., Grades and dimensions) to be delivered pursuant to the subject Order. Buyer may reject any portion of a Shipment delivered hereunder that does not conform to applicable Specifications. Receipt inspections shall be cursory in nature, and acceptance of a Shipment by Buyer shall not be deemed evidence that the Fine Papers in such Shipment conform to applicable Specifications. Notwithstanding any receipt inspection, Buyer shall be entitled to revoke its acceptance, in whole or in part, of any Shipment of Fine Papers that is subsequently found to fail to conform in any respect to applicable Specifications. Buyer's sole and exclusive remedy for such revocation of acceptance shall be the remedy provided in Article X.B.2.

VIII.    COMPENSATION

         A.       GENERAL

         This Article states the methods by which the Invoice Price for each Grade of Fine Papers shall be determined for the period [******]. Prior to [******], Buyer and Seller shall negotiate in good faith in an attempt to agree upon


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

the methodology to be used to determine the Invoice Price for each Grade that is to be applicable beginning [******] if the Agreement is not terminated in accordance with Article III.A. If the parties so agree, this Agreement shall be amended accordingly.

         B.       DEFINITIONS

         For purposes of this Article VIII, each of the following terms shall have the meaning hereinafter set forth:

                  1. "ADJUSTED BASE PRICE" - for each Grade, the Base Price adjusted as provided in Article VIII.D hereof for changes in wood pulp prices, [******] and Extraordinary Costs, as applicable.

                  2. "BASE PRICE" - for Existing Products, the unadjusted selling price per Standard Bobbin or per hundredweight, as applicable, for each Grade as set forth in Exhibit A hereto. For New Products, the unadjusted selling price per Standard Bobbin or per hundred weight, as applicable, for each Grade as determined pursuant to Article VIII.F.

                  3. "CURRENT COST" - the unit manufacturing cost under normal operating conditions for each Grade based on Seller's actual costs for labor, materials and utilities at the Seller manufacturing facility where such Grade is produced, or if produced at more than one facility, by the [******] where such Grade is produced (provided that in no event shall such costs be measured at non-domestic facilities), as generated by GEMMS at any given time based on Seller's actual current and historic costs of manufacturing.

                  4. "EXTRAORDINARY COST" - increases to Seller's Unit Grade Cost of producing Fine Papers caused by a [******].


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  5.       "INDEX" - [******]

                  6.       [******]If [******] reports a [******] of such
[******], the [******] shall be the [******] in such [******]. If [******]
discontinues publication of [******] or if [******] discontinues publishing a [******] per metric ton of [******], the parties agree to enter good faith negotiations to designate another market price indicator.

                  7. "STANDARD BOBBIN" - a Bobbin whose dimensions are
[******].

                  8. "UNIT" - a Standard Bobbin of Cigarette Paper or Plug Wrap or a pound of Tipping Paper, as the context requires.

                  9. "UNIT GRADE COST" - Seller's Current Cost of manufacturing a Unit of each Grade of Cigarette Paper, Plug Wrap or Tipping Paper.

         C.       DETERMINATION OF INVOICE PRICE

         The Invoice Price for each Grade for each Year during the period [******] through [******] shall be determined as follows:

                  1. for Cigarette Paper and Plug Wrap, the Adjusted Base Price per Standard Bobbin shall be multiplied by a fraction, the numerator of which is the number of square meters in the actual Bobbin sold and delivered to Buyer and the denominator of which is the number of square meters in a Standard Bobbin;


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  2. for Tipping Paper, the Adjusted Base Price per hundredweight.

         D.       ADJUSTMENTS TO BASE PRICE

                  1.       CALCULATION OF PULP PRICE ADJUSTMENT

         For Existing Products, effective [******] the Base Price for each Grade, except Cigarette Papers containing flax, shall be subject to adjustment, up or down, to reflect changes in the price paid by Seller for wood pulp used in the production of Fine Papers purchased through Buyer's Direct Purchases and Indirect Purchases hereunder, the first such adjustment to be made as of [******]. For New Products, the Base Price for each Grade, except Cigarette Papers containing flax, shall be subject to adjustment, up or down, on a [*****] as provided in the preceding sentence, the first such adjustment to be made in the [******] commencing after the Base Price for that Grade is effective pursuant to Article VIII.F.5.

                           a.       An adjustment to the Base Price for each
Grade shall be made as of an Adjustment Date if there is a [******] or more between the [******], less any discounts or rebates due to Seller, [******]prior to an Adjustment Date and, initially, the [******] in effect as of [******} less any discounts or rebates due to Seller [******] and, thereafter, the [******], less any discounts or rebates due to Seller, [******] to the effective date of the last change in the pulp price adjustment to the Base Price pursuant to this
Article VIII.D.1. This percentage difference shall be calculated as follows:

                                    [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [******]

                                    [******]

                           [******]

                                    [******]

                                    [******]

                                    [******]

                  2.       CALCULATION OF [******]

         During the Term hereof and subject to Article IV.D, Article IV.E and
Article IV.F, so long as [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******], the Base Price for flax and [***] flax Cigarette Paper shall be [******] the applicable Base Price listed in Exhibit A, provided, however, if in any Year, Buyer exercises its rights pursuant to Article [******], Article [******] or Article [******] of this Agreement to [******] of Cigarette Paper [******], [******] shall thereafter cease to be applicable for the remainder of [******}.

                  3.       CALCULATION OF [******] ADJUSTMENT DURING PHASE-OUT

         In the event either party provides notice of termination on or before [******] pursuant to Article III.A or III.B hereof, then effective
[******] for each of [******] and [******], the applicable Base Price for each Grade of Fine Papers shall be adjusted, up or down, based on the percentage change in the Index first published for [******] and [******] of the Year immediately preceding the current Year. The [******]adjustment to the Base Price for each Grade shall be calculated as follows:

                           [******]

                                    [******]

                                    [******]

                                    [******]

                           [******]


                                    [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [******]

                                    [******]

                  4.       CALCULATION OF ADJUSTMENT FOR EXTRAORDINARY COSTS

         Effective each Adjustment Date, the Base Price for each Grade shall be subject to adjustment, up or down, in an amount which shall permit Seller to recover, [******], Extraordinary Costs that are then being incurred by Seller, as measured by the amount of such Extraordinary Cost [******}. Upon determining the amount of such adjustment for any [******}, Seller shall advise Buyer of the [******} that caused such Extraordinary Cost (for the first adjustment period only), the amount of such Extraordinary Costs allocated to Direct Purchases and Indirect Purchases hereunder, and the amount of the adjustment to each Base Price attributable to such Extraordinary Cost. Seller shall provide information in appropriate detail for Buyer to understand the basis for any adjustment for Extraordinary Costs.

         [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [******]

                  [******]

                  [******]


         [******]

         F.       DETERMINATION OF BASE PRICE FOR NEW PRODUCTS/NEW GRADES

         The Base Price for each New Product shall be determined as follows:

                  1.       A New Product shall be assigned by mutual agreement

of Buyer and Seller to an existing Group that has essentially similar Base Sheet Attributes as other Grades within a


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Category. If the New Product does not fit within an existing Group due to the absence of similar Base Sheet Attributes, or, if after good faith discussions the parties cannot agree on the assignment of a New Product to an existing Group, such New Product shall be assigned to a new Group within the applicable Category, if any. In the absence of an applicable Category, such New Product shall not be subject to the terms of this Agreement.

                  2. Seller shall establish the Base Price for a New Product as follows:

                                    [******]

                                             [******]

                                             [******]

                                    [******]

                  [******}


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           [******]

                  5.       [******] in accordance with Article VIII.D hereof.

         G.       [******]

         For each Year during the Term hereof, [******]

         H.       VERIFICATION OF CALCULATIONS/PRICES; AUDITS

         [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         [******]

         [******]

         [******]

         [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         I.       CHANGES IN SELLER'S ACCOUNTING METHODS

         Seller shall disclose promptly to Buyer and the Auditor any change in its method of accounting, the type of costs recorded in or allocated to specific cost accounts or the recording of other information required by this Article VIII if such change would materially affect the calculation of any price, price adjustment, rebate or other item called for by this Article VIII.

         J.       ALTERNATE INDEX

         In the event that (a) the Index is discontinued, (b) the nature of the Fine Papers purchased by Buyer or Buyer's Contractors is changed such that the Index [******] or (c) the government materially alters the data included in the Index or the basis of computation of the Index, either party may request renegotiation of the Index by giving written notice of such request. The parties shall negotiate in good faith with the goal of agreeing upon a suitable alternate index. [******]

         K.       PRICE REOPENERS

                  [******]

               1. [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******]

         2.       [******]

         3.       [******]

         4.       [******]

[******]

                  a.       [******]

                  b.       [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         [******]

         L.       CHANGES IN SPECIFICATIONS

         If there is a change in the Specification for a Grade which affects, directly or indirectly, the Unit Grade Cost for such Grade, such Grade shall become a New Product and its Base Price shall be determined in accordance with
Article VIII.F hereof.

         M.       PRECISION OF CALCULATIONS

         The number of digits to the right of a decimal in any number which must be calculated pursuant to this Article VIII shall be as specified in Exhibit C, attached hereto and made a part hereof, unless the parties otherwise agree in writing.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IX.      INVOICES AND PAYMENT

         Prior to or upon delivery of each Shipment of Fine Papers ordered by Buyer in accordance with Article V.B, Seller shall submit an invoice for such Shipment in the form of an "Advance Shipment Notice" ("ASN"), except for trials and special orders that are to be invoiced separately. Such invoice shall specify the number of Bobbins or total pounds of Fine Papers in the Shipment by material code, Buyer's Delivery Schedule and purchase order or authorization number, and the place of delivery. Buyer shall then calculate the total compensation due Seller for such Shipment based on the applicable Invoice Prices for the Grades specified in Buyer's Order and the number of Bobbins or pounds of Fine Papers of each such Grade received at the specified place of delivery. Provided that Seller has delivered the Certificate of Delivery for such Shipment as required by Article VI.B, Buyer shall pay all proper invoices [******] from Buyer's receipt of the Shipment at Buyer's Plant.

         Payments made to Seller hereunder shall not be considered evidence of acceptance by Buyer of any non-conforming delivery of Fine Papers, in whole or in part, or that any such delivery conforms, in whole or in part, to the requirements of this Agreement. Nor shall payment hereunder be deemed to relieve Seller of its obligation that any future deliveries of Fine Papers hereunder conform in all respects with the requirements of this Agreement.

X.       WARRANTY

         A.       TITLE

                  1.       WARRANTY OF TITLE

         Seller warrants that title to all Fine Papers received as the result of Direct Purchases and Indirect Purchases hereunder shall be good, and its transfer rightful, and that such Fine Papers shall be free from all security interests, liens and other encumbrances.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  2.       REMEDY

         If any Fine Papers fail to conform to the above warranty, Seller shall defend the title thereto and, if requested by Buyer and at no cost to Buyer, shall promptly cause any security interest, lien or other encumbrance to be removed by discharging such security interest, lien or other encumbrance or posting a bond therefor. If Seller fails to cause any such security interest, lien or other encumbrance to be removed by discharge or posting a bond within five days after Buyer's written request for such removal, then Buyer, at Buyer's option, either (a) may cause the removal of such security interest, lien or other encumbrance by bonding, in which case Seller shall be liable to Buyer for the expenses thereby incurred, or (b) (but only in the case of Direct Purchases) may revoke its acceptance of such Fine Papers, in which case Seller shall promptly refund any compensation Seller shall have received from Buyer in connection with such Fine Papers.

         B.       QUALITY

                  1.       WARRANTY OF QUALITY

                  a. Seller warrants that all Fine Papers received as the result of Direct Purchases and Indirect Purchases hereunder shall strictly conform to the applicable Specifications.

                  b. Seller further warrants that the continuous quality of each Category of Fine Papers received as the result of Direct Purchases and Indirect Purchases hereunder shall not result in a rejection rate greater than the maximum rejection rate provided below:

                  Maximum Rejection Rate

                  [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [******]

                  [******]

                  [******]

         Recalls by Seller and rejects under preliminary specifications shall be excluded in calculating the maximum rejection rate. Such rate shall be adjusted equitably to account for changes in Buyer's floor inspection practices or mutually agreed changes to the Specifications that could affect the rejection rate. (The parties agree to negotiate in good faith to reach an agreement upon objective criteria upon which the quality of each Category of Fine Papers received as the result of Direct Purchases and Indirect Purchases hereunder shall be evaluated in the future, and upon reaching such agreement, this Article X.B.1 and Articles X.B.2 and XXIII.A.1 shall be amended to incorporate such criteria in lieu of the "rejection rates" set forth herein.)

                  2.       REMEDY

                  a. If any Fine Papers received as the result of Direct Purchases and Indirect Purchases hereunder fail to conform to the warranty set out in Article X.B.1.a, Seller shall promptly replace such Fine Papers with Fine Papers conforming to the above warranty. Buyer shall give Seller notice of Buyer's rejection of the nonconforming Fine Papers and a reasonable opportunity to inspect them after Buyer discovers the nonconforming Fine Papers. Seller shall take possession of nonconforming Fine Papers within a reasonable time after Seller has inspected them or has been given a reasonable opportunity to do so. Seller shall bear all costs, including transportation costs, in fulfilling the foregoing remedial obligations.

         If Seller is unable to replace promptly any nonconforming Fine Papers with Fine Papers that conform to the warranty set out in Article X.B.1.a, then Buyer shall have the right to


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

purchase substitute Fine Papers from a supplier other than Seller but Buyer shall not be entitled to recover damages based on such substitute purchases.

                  b. If the rejection rate of any Category of Fine Papers received hereunder during any calendar quarter exceeds the maximum rejection rate set forth in Article X.B.1.b, Seller shall promptly take all necessary action to identify and correct the cause or causes of the nonconformances that led to the high rejection rate. Seller shall provide Buyer with a written report evaluating the nonconformances and their causes and describing Seller's plans for preventing reoccurrence of such nonconformances in the future. Seller shall bear all costs in fulfilling the foregoing remedial obligations.


                  c.       [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******]

         [******]


         [******]

                  d. The remedies in this Article X.B.2, shall constitute Buyer's sole and exclusive remedies for any breach of the Seller's warranties of quality set forth in Article X.B.1. Seller shall not be liable in damages to Buyer for breach of Article X.B, except as set forth in Articles X.B.2 and XII.B.2 or XII.B.3 hereof, as applicable; provided, however, that the parties expressly agree that if Seller shall contest [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******]

         C.       EXCLUSIVITY OF WARRANTIES

         SELLER MAKES NO WARRANTIES OF TITLE AND QUALITY OTHER THAN THE WARRANTIES SET FORTH IN THIS ARTICLE, AND SELLER HEREBY DISCLAIMS ALL OTHER WARRANTIES OF QUALITY, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, AND WHETHER CREATED BY CONTRACT OR BY OPERATION OF LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

XI.      PATENTS, TRADEMARKS, TRADE SECRETS AND COPYRIGHTS

         Seller shall, at its expense, defend any suit or proceeding brought against Buyer to the extent based on any allegation that purchase or use of any Fine Papers received pursuant to Direct Purchases or Indirect Purchases hereunder or any process employed by Seller to manufacture any such Fine Papers constitutes an infringement of any patent, trademark, trade secret or copyright except to the extent that such suit or proceeding is based in whole or in part on any Specifications for Fine Papers furnished by Buyer or any process employed by Seller at Buyer's request; provided, however, that Buyer shall promptly notify Seller in writing and give Seller authority, information and assistance for the defense of the suit or proceeding. Seller shall pay all damages and costs (including reasonable attorneys' fees) awarded in any suit or proceeding so defended. Neither party shall settle any such suit or proceeding without the other party's prior written consent, which consent shall not be unreasonably withheld. Seller's obligation to indemnify Buyer pursuant to this Article XI shall cease if settlement of any such suit or proceeding is made without its prior written consent.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         If any Fine Papers or the use thereof by Buyer infringes any patent, trademark, trade secret or copyright and its use by Buyer is enjoined, Seller shall, at Seller's option and at no cost to Buyer, either (a) procure for Buyer the right to use the Fine Papers or (b) replace such Fine Papers with substantially equivalent non-infringing Fine Papers. The provisions of this
Article XI shall not apply to the extent that any claim of infringement is based on the manner in which the Fine Papers are utilized by Buyer in its Cigarette or Cigarette component manufacturing processes and a suit or proceeding is brought against Buyer by reason of such manner of utilization.

XII.     LIMITATION OF LIABILITY/EXCEPTIONS

         A.       GENERAL

         Neither Buyer nor Seller shall be liable to the other for [******] , whether at law or in equity, except as provided in
Article XII.B and XII.C hereof.

         B.       EXCEPTION TO LIMITATION OF SELLER'S LIABILITY

         Article XII.A hereof shall not limit Seller's liability to Buyer for:

                1.  [******]

                2.  [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                3.  [******]

                4.  [******]

                5.  [******]

                6.  [******]

                7.  [******]

                8.  [******]

                9.  [******]

                10. [******]

         C.       EXCEPTION TO LIMITATION OF BUYER'S LIABILITIES

         Article XII.A hereof shall not limit Buyer's liability to Seller for:

                1.  [******]

                2.  [******]

                3.  [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  4. Buyer's obligations to Seller as set forth in Article XXIV.A hereof; and

                  5. Buyer's obligation to Seller with respect to fines for noncompliance with laws pursuant to Article XV hereof.

XIII.    STRATEGIC PLANNING AND COOPERATION

         A.       OBJECTIVES

         This Agreement is intended to foster a long-term business relationship between Buyer and Seller regarding Buyer's Direct Purchase Requirements and Buyer's Indirect Purchase Requirements. It is intended to facilitate both parties' efforts to improve the quality of Fine Papers subject to this Agreement and to reduce costs in the entire supply chain of each party. The parties acknowledge that Buyer's selection of Seller as a strategic supplier of direct materials and Seller's agreement to so act are significant departures from the usual practices of each party, and that this approach is based on the anticipated mutual benefits that the parties expect to achieve through a long-term business relationship. The parties will pursue their objectives through (a) mutual efforts to increase productivity and efficiency in the ordering, manufacture, shipping, delivery, receipt, inspection, processing and use of Fine Papers, (b) jointly developing and implementing, as appropriate, technological advances in Fine Papers production and handling machinery and Cigarette manufacturing machinery as provided herein, (c) reevaluation of the Specifications for Fine Papers; integrated quality assurance programs, (d) enhanced inventory management; electronic data interchange and (e) such other joint efforts as the parties shall deem appropriate.

         B.       COMMITTEES

         In order to achieve the objectives set forth above, the parties hereto acknowledge the need to cooperate. To that end, the parties have formed the following three committees:


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  1.       the Operating Steering Committee;

                  2.       [******]; and

                  3.       the Review Team.

         The roles and responsibilities of each of these committees are described in more detail below.

         1.       OPERATING STEERING COMMITTEE

         Buyer and Seller shall establish an Operating Steering Committee (hereafter referred to as the "OSC") composed of an equal number of representatives of each party. Buyer's Manager of Direct Materials Purchasing shall be the chairman of the OSC. Seller's Senior Account Executive - Buyer, shall be vice-chairman.

         The OSC shall endeavor (a) to achieve the orderly administration of this Agreement, including the achievement of the goals set forth in Article XIII.A, (b) to identify and promote development of those areas where strategic cooperation between Buyer and Seller might be mutually beneficial, (c) to discuss appropriate methods to reward Seller (including possible additional compensation) for developing a Grade, Group or Category of Fine Papers or recommending changes to Buyer's receiving and inspection systems or manufacturing processes, which development or changes would materially reduce Buyer's cost of producing Cigarettes or Cigarette components and (d) to identify opportunities to improve the quality of Fine Papers produced by Seller.

         The OSC shall function only as an advisory body and shall have no authority to take any action or make any decision concerning this Agreement or any other agreements between the parties unless the parties mutually agree, in writing, to refer such action or decision to the OSC.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The parties agree to cooperate with the OSC and to provide such support and staff services to the OSC as it shall reasonably request.

         The OSC shall meet at least once each calendar quarter during the Term hereof, and more often if the majority of its members so agree. The OSC shall consider such matters as are referred to it by the parties and such other matters as its members deem appropriate and consistent with its charge, including technology and product development, requirements and ordering, raw materials, visible and other attributes, specifications, productivity improvements and cost review. In addition, each party shall report the substance of any major business decision to the OSC promptly after any such decision is made (a) that could affect such party's ability to perform its obligations under this Agreement, including decisions that could affect Buyer's Direct Purchase Requirements, Buyer's Indirect Purchase Requirements or Seller's ability to sell and deliver such requirements, or (b) with respect to the acquisition, construction or development of additional domestic Cigarette or Fine Papers manufacturing facilities, as the case may be.

                2.  [******]

         [******]

         [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******]

         [******]

                  3.       REVIEW TEAM

         There shall be a Review Team comprised of the following executive managers from both parties: from Seller [******] and from Buyer [******]. This Review Team shall meet on a semi-annual basis, or more frequently if either party so requests, to assess the continuing viability of the strategic alliance between Buyer and Seller, discuss their respective future plans and identify and agree upon those changes or refinements to the relationship that are necessary to its continued success and achievement of the goals identified herein.

         Specifically, Review Team meetings shall address issues raised by either party, including but not limited to the following:

                        a. [******]

                        b. [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                        c. [******]

                        d. [******]

                        e. [******]

                        f. [******]

                        g. [******]

                        h. [******]

                        i. [******]

                        j. [******]

                        k. [******]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  l. [******]

                                  m. [******]

         Each party's senior representative at any such meeting of the Review Team shall be authorized to make decisions and commitments binding on the parties, but no such decision or commitment shall effect an amendment to this Agreement or any of the agreements between the parties unless reduced to writing and signed by the authorized representative of each party.

         C.       ALTERNATE SOURCES OF SUPPLY OF FINE PAPERS

         If during the Term hereof Seller purchases or constructs facilities which it uses to manufacture Fine Papers, in addition to the manufacturing facilities for Fine Papers identified as production sources in this Agreement, Seller will notify Buyer of the possibility that some or all of the quantities of Fine Papers subject to this Agreement could be manufactured at such additional facilities at prices and on terms mutually advantageous to each party. In the event that Seller reports the existence of such possibility to Buyer, the parties shall negotiate in good faith with the goal of amending this Agreement in a mutually agreeable way to achieve such mutual advantages, but nothing herein shall be deemed to obligate Buyer or Buyer's Contractors to agree to accept deliveries of Fine Papers manufactured at facilities other than those identified as production sources in this Agreement and then only if such facilities have been qualified in accordance with Article XVI of this Agreement.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         D.       SALES TO BUYER'S AFFILIATES

         Buyer's Affiliates use Fine Papers for Cigarette manufacturing operations in various locations outside the United States. Upon Buyer's request, the parties will negotiate in good faith with the objective of reaching mutual agreement on the terms and conditions of appropriate amendments to this Agreement or other agreements between the parties by which Seller would agree to supply Fine Papers to some or all of Buyer's Affiliates.

         E.       PERFORMANCE EVALUATIONS

         The parties intend that this Agreement should result in a world-class supply relationship respecting Fine Papers quality, service, technical cooperation and prices. To that end, it is contemplated that Buyer shall be entitled [******]. Should Buyer reasonably conclude, as the result of any such evaluation, that the above-stated goals are not being achieved, Buyer shall refer any concerns it has to the OSC for the OSC's recommendation of those measures, if any, that may be appropriate in furtherance of the above-stated goals.

         F.       SPECIFICATION CHANGES OR PRODUCT OR MANUFACTURING ADVANCES

         From time to time Buyer may desire to develop or implement either (a) a Specification Change or (b) a Product or Manufacturing Advance. This Article describes the processes that will be followed in developing and/or implementing any such Specification Change or Product or Manufacturing Advance. To the extent the parties may disagree whether a particular change or development is subject to the process provided below for a Specification Change or a Product or Manufacturing Advance, the determination of Buyer's Manager, Cigarette Components Materials Purchasing shall be controlling and binding on the parties.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  1.       SPECIFICATION CHANGES

         Buyer shall communicate a proposed Specification Change to Seller in writing. Seller shall have no obligation hereunder to sell and deliver Fine Papers conforming to a new Specification until such time as Seller has agreed to the Specification Change; provided, however, if Seller disagrees with any Specification Change proposed by Buyer, Buyer and Seller shall negotiate in good faith with the intention of resolving such disagreement as quickly as possible but in no event later than 30 days after Buyer communicates the proposed Specification Change to Seller.

                  2.       PRODUCT OR MANUFACTURING ADVANCE

         [******] Any such Request for Assistance shall (a) identify the Product or Manufacturing Advance in general or specific terms reasonably sufficient for Seller to understand the nature of the request, (b) advise Seller of the date by which Buyer seeks to have the Product or Manufacturing Advance developed and/or implemented into a new or existing Fine Papers product or a manufacturing or processing technique respecting Fine Papers, (c) request that Seller commit to participate in the development and/or implementation of the Product or Manufacturing Advance and complete negotiation of any agreement(s) necessary for Seller to develop and/or implement such Product or Manufacturing Advance by either (a) the date to be specified in Buyer's Request for Assistance or (b) another

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

date agreeable to both parties. Thereafter, [******] that may result from the development and/or implementation effort respecting such Product or Manufacturing Advance. [******].

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******].

         Notwithstanding the preceding paragraph of this Article XIII.F, [******]. With respect to any proposed Product or Manufacturing Advance, if (a) Seller declines to support or assist Buyer in response to a Buyer Request for Assistance related to such Product or Manufacturing Advance, (b) Buyer and Seller fail to reach agreement on the terms of a mutually acceptable agreement(s) for development and/or implementation of such Product or Manufacturing Advance within the period allowed pursuant to the preceding paragraph, or (c) on request by Buyer Seller fails to demonstrate to Buyer's reasonable satisfaction that Seller is able to implement such Product or Manufacturing Advance into Seller's manufacturing processes or Fine Papers products for sale and delivery to Buyer or Buyer's Contractors without infringing patent(s) or without violating or misappropriating the trade secrets or other intellectual property rights of persons or entities other than Seller or Buyer, Buyer shall be free to participate in joint development programs with Fine Papers suppliers other than Seller and subject to Article IV.D, to purchase New Products resulting from such joint development programs from suppliers other than Seller, notwithstanding Article IV.B and Article IV.C.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

XIV.     FORCE MAJEURE

         A.       DEFINITION OF FORCE MAJEURE

         Neither Buyer nor Seller shall be responsible or liable, or deemed in breach hereof, to the extent any delay or failure to perform hereunder results from an occurrence, event or circumstance which could not have been reasonably avoided by the party experiencing such delay or impediment to performance, including, but not limited to, acts of God; unusually severe weather; war; riots, civil commotions; act, demand or requirement of law or of any competent governmental authority; inability despite due diligence to obtain required licenses; strikes or other labor disturbances at Seller's or Buyer's manufacturing facilities; explosion, fire, or flood; unavailability or shortage of material, equipment or transportation, to the extent beyond such party's reasonable control; or other similar causes beyond such party's reasonable control (such causes are hereinafter called "Force Majeure"). If Seller is delayed or its performance prevented due to delays experienced by or failures to perform of Seller's Affiliates, such delay or impediment to performance shall not constitute an event of Force Majeure hereunder except to the extent such delay or impediment to performance is caused by Force Majeure as defined above.

         B.       FORCE MAJEURE PROCEDURE

         The party experiencing the Force Majeure shall exercise reasonable efforts in endeavoring to overcome any resulting delay or impediment to its performance. The party experiencing the Force Majeure shall promptly give written notification to the other party. This written notification shall include a full and complete description of the Force Majeure and its cause, the status of the Force Majeure, and the actions such party is taking and proposes to take to overcome the Force Majeure.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         C.       EFFECT OF FORCE MAJEURE

         If performance by either party is delayed or prevented due to Force Majeure, the time for that performance shall be extended for a period reasonably necessary to overcome the effect of the Force Majeure. The party experiencing the Force Majeure shall undertake reasonable measures to make up for the time lost without additional compensation. Any quantities of Fine Papers not delivered due to Force Majeure affecting Seller shall not be made up, and such quantities shall be treated as Direct Purchases or Indirect Purchases (as applicable) for purposes of calculating Buyer's Prior Year purchases hereunder. Buyer shall have the right to obtain alternate supplies of Fine Papers during any event of Force Majeure that delays or prevents Seller's performance hereunder.

         D.       ALLOCATION OF SELLER'S PRODUCTION CAPACITY

         If any event of Force Majeure hereunder delays or prevents Seller from fulfilling its obligations to deliver the full quantities of Fine Papers to all of its regular customers, including Buyer,[******].

         E.       TERMINATION FOR EXTENDED FORCE MAJEURE

         If either party's ability to perform hereunder is reduced, delayed or prevented, in whole or in part, for a period of [******] as a result of an event of Force Majeure, the other

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

party shall have the right, at its sole option, to terminate this Agreement in whole or in part, and any and all remaining deliveries hereunder without further obligation, such option to be exercised, if at all, by such other party giving written notice of termination to the non-performing party. [******].

         F.       CONTINGENCY PLANS

                  1. [******] Buyer and Seller acknowledge that although the occurrence of any event of Force Majeure will be outside the control of either party, certain types of Force Majeure are more likely to occur than others and the adverse effects of such events can often be reduced or minimized through advance planning. Upon Buyer's request, Seller shall prepare and submit for Buyer's review and comment a contingency plan to address the possible occurrence of a strike or similar labor disturbance at Seller's manufacturing facilities for Fine Papers and such other events of Force Majeure as Buyer and Seller mutually agree. If, following Buyer's request, Seller fails to develop reasonable contingency plans for each such event, or if upon the occurrence of such an event, Seller fails to implement the applicable contingency plan, any delay in or impediment to Seller's performance due to the occurrence of such event of Force Majeure shall be deemed to have been within the reasonable control of Seller and therefore not excused under this Article. [******].

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         From time to time during the term of this Agreement, Seller shall, upon request of the OSC, review its strike contingency plan and any other of its contingency plans developed pursuant to this Article to determine whether such plans need revision. If requested by the OSC, Seller shall revise such contingency plan in accordance with such review and shall notify the OSC of any such revision.

                  2. If either party has reason to believe a strike or any other event of Force Majeure is likely to occur at one or more of its facilities and would interrupt the sale and purchase of Fine Papers contemplated hereunder, the party likely to experience such event of Force Majeure shall notify the other party, as soon as reasonably possible, of such likely occurrence and of the expected duration of the period in which performance is likely to be delayed or prevented. The party having reason to believe that it may experience a strike affecting production shall advise the other party of any production changes that are planned in anticipation of such strike.

XV.      COMPLIANCE WITH LAWS; NONDISCRIMINATION; FINES

         A.       GENERAL

         Each party shall comply with all foreign and United States (federal, state and local) laws, rules, regulations and ordinances applicable to the performance of their respective obligations under this Agreement.

         Each party shall obtain and maintain all governmental licenses, permits and approvals necessary for the operation of their facilities required to perform their respective obligations under this Agreement. Seller shall obtain all necessary licenses, permits and other clearances required to import Fine Papers into the United States from the manufacturing facilities of its non-domestic Affiliates. No later than the last day of January during each year, each party, upon

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

request of the other, shall provide the other a written certification that their respective manufacturing facilities are being maintained and operated in accordance with all applicable environmental laws, rules, regulations, orders and permits.

         B.       NONDISCRIMINATION

         Seller shall comply with all applicable provisions of Executive Order 11246, as amended; ss. 503 of the Rehabilitation Act of 1973, as amended; ss. 402 of the Vietnam Era Veterans Readjustment Assistance Act of 1974, as amended; ss. 5152 of the Drug-Free Workplace Act of 1988; and the implementing regulations set forth in 41 C.F.R. ss.ss. 60-1, 60-250 and 60-741 and 48 C.F.R. ss. 23.5. Each party shall comply with all provisions of the Americans with Disabilities Act that are applicable to them. The equal opportunity clause set forth in 41 C.F.R. ss. 60-1.4 and the affirmative action clauses set forth in 41 C.F.R. ss. 60-250.4 and 41 C.F.R. ss. 60-741.4 are hereby incorporated by reference and made a part of this Agreement. Seller certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner and that it does not and will not permit its employees to perform their services at any location under Seller's control where segregated facilities are maintained. Seller further agrees to submit and obtain such certifications of nonsegregated facilities as are required by 41 C.F.R. ss. 60-1.8. The provisions of this paragraph shall apply to Seller only to the extent that (a) such provisions are required of Seller under existing law, (b) Seller is not otherwise exempt from said provisions and (c) compliance with said provisions is consistent with and not violative of 42 U.S.C. ss. 2000 et seq., 42 U.S.C. ss. 1981 et seq., or other acts of Congress.

         C.       NO COLLUSION

         Neither Seller nor any person or entity acting or purporting to act on Seller's behalf shall enter into any combination, conspiracy, agreement or other form of collusive arrangement with

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

any person, corporation, partnership or other entity that directly or indirectly lessens competition between potential contractors, vendors or suppliers from whom goods or services may be obtained that will be used by Seller in the performance of its obligations hereunder. Furthermore, in performing its obligations hereunder, Seller shall submit to Buyer such information as it may have respecting the occurrence of such collusion among or between potential contractors, vendors, suppliers or any other person.

         D.       FINES

         Any fines or other penalties incurred by either party or its agents, employees or subcontractors for noncompliance with any laws, rules, regulations or ordinances with which compliance is required herein shall be the responsibility of the non-complying party except that any non-compliance relating to the payment of duties on imported materials shall not be reimbursed by Buyer but shall be the sole responsibility of Seller. If fines, penalties or legal costs are assessed against either party by any government authority or court due to noncompliance by the other party or its agents, employees or subcontractors with any of the laws, rules, regulations or ordinances with which compliance is required herein, including but not limited to any laws, rules, regulations or ordinances relating to the payment of duties on imported materials, the noncomplying party shall indemnify and hold harmless the other against any and all losses, liabilities, damages, claims and costs (including reasonable attorneys' fees) suffered or incurred because of the failure of the noncomplying party or its agents, employees or subcontractors to comply therewith.

XVI.     QUALITY ASSURANCE

         Each Manufacturing Facility of Seller and its non-domestic Affiliates used to produce Fine Papers to be incorporated into Cigarettes and Cigarette components manufactured at the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Plants must be qualified by Buyer as capable of manufacturing Fine Papers that conform to the applicable Specifications for each Grade of Fine Papers to be manufactured at that facility. Buyer shall not unreasonably withhold any such qualification. In the event that Buyer withholds its qualification of any Grade at any of Seller's or its Affiliates' Manufacturing Facilities, Buyer shall give Seller written notice of its specific reasons for so doing.

         At Buyer's request, Seller shall develop and submit to Buyer for its review a written plan for quality assurance and quality control at each such Manufacturing Facility.

         The parties acknowledge that they have undertaken to strive jointly for managed continuous improvement in quality. To this end, Buyer and Seller shall form a joint quality improvement team to identify opportunities to improve the quality of Fine Papers produced by Seller.

XVII.    INSPECTION

         Buyer shall have reasonable access to Seller's Manufacturing Facilities, as well as the facilities of Seller's suppliers or contractors who are willing to permit such access, for the purpose of (a) auditing compliance with Seller's quality control and quality assurance programs and (b) inspecting Seller's manufacturing operations. Such inspections shall not relieve Seller of its obligation to provide Fine Papers that conform in all respects with the Specifications. Buyer shall also be entitled to review all quality control and quality assurance records, to inspect Fine Papers to be delivered to Buyer or Buyer's Contractors during manufacture and to witness all tests. Seller shall seek from suppliers of materials incorporated into Fine Papers to be delivered to Buyer or Buyer's Contractors permission for Buyer to inspect such supplier's facilities upon reasonable notice.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         Seller shall have reasonable access to Buyer's manufacturing facilities and the facilities of Buyer's Contractors who are willing to permit such access to investigate Fine Papers quality complaints or claims and to identify changes or refinements in Buyer's receiving and inspection systems and its manufacturing processes that might enable Seller to improve the quality of Fine Papers that it manufactures.

XVIII.   CONFIDENTIALITY AND CONFIDENTIAL INFORMATION

         A.       CONFIDENTIAL INFORMATION OF THE PARTIES

         The parties hereby acknowledge that all information disclosed to each other pursuant to this Agreement, either orally, in writing or by observation, including, but not limited to, the contents of this Agreement and its Exhibits and any disclosure arising out of the implementation of Article XVIII.B hereof (hereafter "Confidential Information") shall at all times, both during and after the term of this Agreement, remain the exclusive property of the party making the disclosure and that, in receiving such disclosure, the other party shall not acquire any proprietary interest whatsoever therein. Each party shall make use of the other party's Confidential Information only during the term of and solely to carry out the purposes and intent of this Agreement.

         B.       NON-DISCLOSURE

         Neither party shall directly or indirectly disclose, or permit anyone on its behalf to disclose, except as may be required by law, any Confidential Information disclosed to it by the other party, and each shall carefully guard and keep secret all such Confidential Information of the other with the same degree of care which it uses in protecting its own Confidential Information. Confidential Information received by each party herein shall be disclosed within such party's organization only on a need-to-know basis. Neither party shall, at any time, allow

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

anyone except the other party, or those expressly authorized by such other party in writing, to have access to or use any Confidential Information disclosed by the other party. Upon the termination of this Agreement, however occurring, each party shall surrender to the other all documents then in their possession including, but not limited to, plans, Specifications, literature, samples and other tangible things relating to Confidential Information disclosed by the other.

         C.       EXCEPTION TO NON-DISCLOSURE

         Neither party shall be liable to the other for disclosure of information:

                  1. which can be demonstrated to have been in the other party's possession lawfully prior to receipt of the same from the party making such disclosure; or

                  2. which was received from a third party having no obligation to hold the same in confidence; or

                  3. which can be demonstrated to have been public prior to the date of the disclosure; or

                  4. which thereafter becomes public through no fault of the party receiving the disclosure.

XIX.     OWNERSHIP OF DOCUMENTS; DEVELOPMENT PROGRAMS

         All drawings, designs, blueprints, photographs, sketches, software (including but not limited to each party's or its affiliates' CAD menus, cell symbologies and user commands) and other materials prepared by or for the other party or furnished to such other party in the course of this Agreement shall belong to the disclosing party and shall not be used for, or revealed, divulged or made known to, any person, firm or corporation without the prior written consent of the disclosing party. Upon the disclosing party's request, the other party shall return to the disclosing party all such materials, together with any reproductions of such materials that the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

other party may have made, provided that such other party may retain one copy of such materials for record purposes.

XX.      RECORDS

         Each party shall keep and maintain complete and accurate records, books of account, reports and other data necessary for the proper administration hereof ("Records"). Each party shall retain such Records in accordance with their respective record retention programs and shall not dispose of such Records without giving the other party at least 60 days prior written notice of its intent to discard such Records; provided, however, that no such notice need be given unless such other party is entitled under the terms hereof to inspect the Records in question. If the party to whom such notice is given so requests, the party who gave the notice shall deliver the originals or copies of such Records to the other party.

XXI.     DISPUTE RESOLUTION

         A.       INTENT

         It is the intention of the parties to make a good faith effort to resolve, without resort to litigation, any dispute, controversy or claim arising out of or relating to this Agreement or any breach, termination or invalidity hereof (a "Dispute") according to the procedures set forth in this Article.

         B.       PROCEDURE

         Buyer's and Seller's designated representatives shall attempt to resolve all Disputes by negotiation. In the event of a Dispute that cannot be resolved promptly by Buyer's and Seller's representatives, each party shall immediately designate a senior executive with authority to resolve the Dispute. The designated senior executives shall promptly begin discussions in an effort to agree upon a resolution of the Dispute. If the senior executives do not agree upon a

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

resolution of the Dispute within 45 days of the referral to them, either party may elect to abandon negotiations. If a Dispute cannot be resolved pursuant to the procedures outlined in this paragraph, the parties may pursue any remedy available to them at law or in equity.

XXII.    INSURANCE

         Seller shall maintain the following insurance:

                  1. Statutory workers' compensation coverage in accordance with the law of the state where the facilities of Seller are used to produce Fine Papers sold to Buyer hereunder.

                  2. Employer's liability with a limit of not less than [******] per occurrence;

                  3. Comprehensive general liability, including coverage for property damage, products liability/completed operations (for two years after performance hereof) and contractual obligations, with a combined single limit of [******] per occurrence; and

                  4. Comprehensive automobile liability with a combined single limit of [******] per occurrence covering all vehicles of Seller whether owned or nonowned.

         Upon Buyer's request, Seller shall furnish certificates of insurance in a form and manner reasonably acceptable to Buyer evidencing that the above insurance is in effect and otherwise complies with the requirements of this Article. Seller shall require its insurance carriers to give Buyer 30 days written notice of any material change or alteration in or cancellation of any policy of insurance required hereunder. Seller shall require its comprehensive general liability carrier and its comprehensive automobile liability carrier to name Buyer as an additional insured on those policies and to include on such policies endorsements indicating that such coverage is intended to be primary to any other coverage Buyer may maintain in connection with liability Buyer may incur for which Buyer may be entitled to coverage under such policy.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

XXIII.   CANCELLATION FOR DEFAULT

         A.       DEFAULT BY SELLER

                  1. If, during the term of this Agreement, one or more of the following events (an "Event of Default") shall occur, Seller shall be deemed in default:

                           a.       [******] The rejection rate for any Category
of Fine Papers delivered by Seller shall exceed either [******]

                           b.       Seller shall, for any reason other than (a)
delays to the extent caused by Buyer or Force Majeure, where such delays are not the result of a breach by Seller of its obligations hereunder, or (b) material breach by Buyer of its obligations hereunder, fail to meet [******] specified in Buyer's monthly orders issued in accordance with Article V hereof in [******]

                           c.       Seller shall default in the payment of any
sum which it acknowledges to be due and payable to Buyer hereunder and such default shall continue for [******] after receipt of written demand from Buyer for payment of such sum;

                           d.       Any representation made by Seller herein or
in any certificate, statement or document required to be made by Seller pursuant to the terms of this Agreement shall prove to be false in any material respect as of the date on which it was made, and any material adverse consequences to Buyer directly caused thereby shall not have been remedied within 30 days after written notice thereof shall have been given to Seller by Buyer; provided, however, that if the material adverse consequences cannot reasonably be remedied in a 30-day period, and if Seller shall have commenced a remedy based on a plan of remedy and a schedule acceptable to Buyer, the 30-day period shall be extended consistent with such plan of remedy;

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           e.       Seller shall (a) file a petition commencing
a voluntary case under the United States Bankruptcy Code, (b) file a petition for liquidation, reorganization or an arrangement pursuant to any other federal or state bankruptcy law, (c) be adjudicated a debtor or be declared bankrupt or insolvent under any federal or state law relating to bankruptcy, insolvency, winding-up or adjustment of debts, as now or hereafter in effect, (d) make an assignment for the benefit of creditors, or (e) admit in writing its inability to pay its debts as they become due; or if a petition commencing an involuntary case under the United States Bankruptcy Code or an answer proposing the adjudication of Seller as a debtor or a bankrupt or proposing its liquidation or reorganization pursuant to the United States Bankruptcy Code or any other federal or state bankruptcy law shall be filed in any court and Seller shall consent to or acquiesce in the filing thereof, if such petition or answer shall not be discharged or denied within 60 days after the filing thereof;

                           f.       A custodian, receiver, trustee or liquidator
of Seller, or of all or substantially all of the assets of Seller shall be appointed in any proceeding brought against Seller and shall not be discharged within 60 days after such appointment, or if Seller shall consent to or acquiesce in such appointment; or

                           g.       Seller shall default in any material respect
in the observance or performance of any covenant, condition or obligation of Seller contained herein (other than as provided in paragraphs a, b, c and d of this Article XXIII.A.1) and such default continues for 30 days after written notice to Seller specifying the default and demanding that the same be remedied; provided, however, that if the default cannot reasonably be remedied in a 30-day period and if Seller shall have commenced a remedy based on a plan of remedy and a schedule acceptable to Buyer, the 30-day period shall be extended consistent with such plan of remedy.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  2. In the event of a Default by Seller, Buyer, at its option, may (a) cancel this Agreement by providing written notice to Seller, such cancellation to be effective as of the date set forth in such notice but not earlier than 15 days after such notice is received by Seller, and in any event, (b) subject to the provisions of Article XII, pursue such remedies as may be available at law or equity as a consequence of such default.

         B.       DEFAULT BY BUYER

                  1. If during the term of this Agreement, one or more of the following events (an "Event of Default") shall occur, Buyer shall be deemed in Default:

                           a.       Buyer shall fail or refuse to pay Seller's
invoice as required by Article IX hereof and such failure or refusal shall continue for 10 business days after receipt of written demand from Seller;

                           b.       Buyer fails or refuses to accept delivery of
any Direct Purchase of Fine Papers as required by this Agreement, and such failure or refusal has not been remedied by Buyer within 30 days after written notice thereof shall have been given by Seller to Buyer;

                           c.       Buyer shall (a) file a petition commencing a
voluntary case under the United States Bankruptcy Code, (b) file a petition for liquidation, reorganization, or for an arrangement pursuant to any other federal or state bankruptcy law, (c) be adjudicated a debtor or be declared bankrupt or insolvent under the United States Bankruptcy Code, or any other federal or state law as now or hereafter in effect relating to bankruptcy, insolvency, winding-up or adjustment of debts, (d) make an assignment for the benefit of creditors or
(e) admit in writing its inability to pay its debts as they become due; or if a petition commencing an involuntary case under the United States Bankruptcy Code or an answer proposing its liquidation or reorganization pursuant to the United States Bankruptcy Code or any other federal or state

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

bankruptcy law shall be filed in any court and Buyer shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged or denied within 60 days after the filing thereof;

                           d.       A custodian, receiver, trustee or liquidator
of Buyer or of all or substantially all of the assets of Buyer, shall be appointed in any proceeding brought against Buyer and shall not be discharged within 60 days after such appointment, or if Buyer shall consent to or acquiesce in such appointment; or

                           e.       Buyer shall default in any material respect
in the observance or performance of any covenant, condition or obligation of Buyer contained herein, (other than as provided in paragraphs a. and b. of this Article XXIII.B.1 and such default continues for 30 days after written notice to Buyer specifying the default and demanding that the same be remedied; provided, however, that if the default cannot reasonably be remedied in a 30-day period, and if Buyer shall have commenced a remedy based on a plan of remedy and a schedule acceptable to Seller, the 30-day period shall be extended consistent with such plan of remedy.

                  2. In the event of a Default by Buyer, Seller may (a) cancel this Agreement by providing written notice to Buyer, such cancellation to be effective as of the date set forth in such notice but not earlier than 15 days after such notice is received by Buyer, and in any event, (b) subject to the provisions of Article XII, to pursue such remedies as may be available at law or equity as a consequence of such default.

XXIV.    INDEMNITY

         A.       [******]

         [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[******],

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         B.

[******]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

XXV.     NOTICES

         All certificates or notices required hereunder shall be given in writing and addressed or delivered to the representative(s) specified in this Agreement. Any notice or communication required hereunder shall be given by hand; courier service; registered, certified, express or first class mail (postage prepaid); TWX, telex or facsimile transmission. The date of receipt of any notice sent by mail (except for confirmatory notices) shall be the date the notice shall be deemed to have been given.

         Notices required hereunder shall be directed to the following individuals:

         Notices to Seller:

                  President, U.S. Operations
                  Schweitzer-Mauduit International, Inc.
                  100 North Point Center East
                  Suite 600
                  Alpharetta, Georgia 30022

                  Copy to: Business Director Cigarette Fine Papers
                           General Counsel

         Notices to Buyer:

                  Buyer's Manager-Cigarette Components,
                  Direct Materials Purchasing
                  Philip Morris U.S.A.
                  O. Box 26603
                  Richmond, Virginia  23261

                  Copy to: Vice President of Materials Purchasing

         Buyer or Seller may change the representative(s) designated to receive notice hereunder by written notice to the other party.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

XXVI.    GOVERNING LAW

         The statutes and judicial interpretations of the Commonwealth of Virginia shall govern this Agreement without regard to conflict of law principles.

XXVII.   NONWAIVER

         The failure of either party to demand strict performance of the terms hereof or to exercise any right conferred hereby shall not be construed as a waiver or relinquishment of its right to assert or rely on any such term or right in the future.

XXVIII.  SEVERABILITY

         The remainder hereof shall not be voided or otherwise affected by the invalidity of one or more of the terms herein.

XXIX.    ASSIGNMENT

         Neither party shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

XXX.     SURVIVAL

         All warranties, limitations of liability, indemnities and confidentiality rights and obligations provided herein shall survive the cancellation, expiration or termination hereof.

XXXI.    AMENDMENTS

         No amendment, modification or waiver of any term hereof shall be effective unless set forth in a writing signed by Buyer and Seller.

XXXII.   INDEPENDENT CONTRACTOR

         Seller is an independent contractor for all purposes hereof. This Agreement is a contract for the sale of goods and the relationship between the parties is that of buyer and seller, and is not intended to be one of hiring under the provisions of any workers' compensation or other laws and



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

shall not be so construed. Nothing herein shall be deemed to constitute a partnership or joint venture between the parties hereto.

XXXIII.  HEADINGS

         Headings contained herein are inserted for convenience and shall have no effect on the interpretation or construction hereof.

XXXIV.   PUBLICITY

         Except as required by Law (with prior written notice to the non-disclosing party), neither party shall release any information relative to this Agreement for publication, advertising or any other purpose without the other party's prior written consent.

XXXV.    ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreement or understanding between the parties.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives, effective as of the date set forth in Article III.A. hereof.


                                    PHILIP MORRIS INCORPORATED

                                    By
                                       --------------------------------------
                                    Name   Henry P. Long, Jr.
                                        -------------------------------------
                                    Title  Vice President of Purchasing
                                         ------------------------------------


                                    SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                    By
                                       --------------------------------------
                                    Name   Peter J. Thompson
                                        -------------------------------------
                                    Title  President -- U.S. Operations
                                         ------------------------------------



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT A

                        PHILIP MORRIS/SCHWEITZER-MAUDUIT
                        1998 STRATEGIC SUPPLY AGREEMENT
                               BASE YEAR PRICING

                  SWM              SWM                BASE   PRICE
                 SALES            GRADE        [******]        [******]
PRODUCT          CODE             CODE         [******]        [******]
-------          ----             ----         --------        --------
[******]        [******]        [******]       [******]        [******]

[******]        [******]        [******]       [******]        [******]

[******]        [******]        [******]       [******]        [******]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT B

          METHOD FOR CONVERSION FROM BOBBINS OF FINISHED TIPPING PAPER
           TO POUNDS AND FROM NUMBER OF ARTICLES (ITEMS) TO STANDARD
                    BOBBINS OF CIGARETTE OR PLUG WRAP PAPER.

         1. Determine the quantity of Tipping Paper in pounds included in a number of Bobbins of Finished Tipping Paper as follows:

                  a) for each size of Bobbin made using a Grade of Tipping Paper, multiply the length in meters of such Bobbin by the Bobbin width in meters to determine the area of each such Bobbin;

                  b) multiply the area for each size made using a Grade of Tipping Paper by the target basis weight of the Grade in grams per square meter and divide the products so obtained by [******] to determine the weight of each different size Bobbin in pounds;

                  c) multiply the Bobbin weight obtained above for each size of Bobbin made using a Grade of Tipping Paper by the number of such Bobbins purchased by the Buyer during the specified period and add the several products so obtained to determine the pounds of Tipping Paper of each Grade.

         2. Determine the quantity of Cigarette Paper or Plug Wrap Paper in Standard Bobbins included in a number of articles as follows:

                  a) for each article made using a Grade of Fine Paper, multiply the length of paper in meters incorporated into such article by the width of the paper in meters incorporated into the article to determine the area of paper incorporated into the article;



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  b) multiply the area of paper incorporated into each article using a Grade of Fine Paper by the number of such articles purchased by or delivered to the Buyer in the specified period and sum the several products so obtained for each Grade;

                  c) for each Grade divide the sum obtained above by [******] to determine the number of Standard Bobbins of such Grade purchased by the Buyer during the specified period.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT C

                            PRECISION OF CALCULATION

INPUT DATA

QUANTITY                                 UNIT                           PRECISION
--------                                 ----                           ---------
Bobbin Length                       meter                            Nearest [******]
Bobbin Width                        millimeter                       Nearest [******]
[******] Invoice Price
            Cigarette               $ per bobbin                     Nearest [******]
            Plug Wrap               $ per bobbin                     Nearest [******]
            Tipping Paper           $ per CWT                        Nearest [******]
Volumes:
            Cigarette               Standard Bobbin                  Nearest [******]
            Plug Wrap               Standard Bobbin                  Nearest [******]
            Tipping Paper           pound                            Nearest [******]
Pulp Price                          $ per metric ton                 Nearest [******]
Net Book Value                      dollars                          Nearest [******]
Unit Grade Cost
            Cigarette               $ per Standard Bobbin            Minimum nearest
                                                                     [******]
            Plug Wrap               $ per Standard Bobbin            Minimum nearest
                                                                     [******]
            Tipping Paper           $ per pound                      Minimum nearest
                                                                     [******]
Standard Grade Cost
            Cigarette               $ per Standard Bobbin            Minimum nearest
                                                                     [******]
            Plug Wrap               $ per Standard Bobbin            Minimum nearest
                                                                     [******]
            Tipping Paper           $ per pound                      Minimum nearest
                                                                     [******]
[******]                            Dimensionless                    Minimum nearest
                                                                     [******]


CALCULATED DATA

QUANTITY                                                             PRECISION
--------                                                             ---------
All calculated values                                                Minimum [******]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

COMPARATIVE VALUES

QUANTITY                             UNIT                             PRECISION
--------                             ----                             ---------
Percentage Change (1)               percent                          Nearest [******]


OUTPUT DATA

QUANTITY                                 UNIT                            PRECISION
--------                                 ----                            ---------
Prices
            Cigarette               $ per Standard Bobbin            Minimum [******]
            Plug Wrap               $ per Standard Bobbin            Minimum [******]
            Tipping Paper           $ per pound                      Minimum [******]

Carry Forward                       percent                          Nearest [******]

Invoice Prices
            Cigarette               $ per bobbin                     Nearest [******]
            Plug Wrap               $ per bobbin                     Nearest [******]
            Tipping Paper           $ per CWT                        Nearest [******]

----------------
(1)  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT D

                      Example Summary Calculation [*****]

                                    [*****]



         CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.